THE MORTGAGE POOL

General

References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date, as applicable.

The mortgage pool consists of five groups of mortgage loans, referred to in this prospectus supplement as “Loan Group 1”, “Loan Group 2,” “Loan Group 3,” “Loan Group 4” and “Loan Group 5” (and each, a “Loan Group”), and also designated as the “Group 1 Loans,” “Group 2 Loans,” “Group 3 Loans,” “Group 4 Loans” and the “Group 5 Loans” respectively. The Mortgage Loans are one- to four-family, adjustable-rate residential mortgage loans secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

The Seller conveyed the mortgage loans to the company on the Closing Date pursuant to the Mortgage Loan Purchase Agreement and the company conveyed the mortgage loans to the trust on the Closing Date pursuant to the Agreement. The Seller made certain representations and warranties with respect to the mortgage loans in the Mortgage Loan Purchase Agreement. These representations and warranties were assigned by the company to the Trustee for the benefit of the Certificateholders. As more particularly described in the prospectus, the Seller has certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Certificateholders. In the event the Seller fails to repurchase a mortgage loan, Impac Holdings will be required to do so. See “The Mortgage Pools—Representations by Sellers” in the prospectus.

All of the mortgage loans have scheduled monthly payments due on the Due Date. Each mortgage loan will contain a customary “due-on-sale” clause.

Mortgage Rate Adjustment

The mortgage rate on the mortgage loans will generally adjust monthly, semi-annually or annually commencing after an initial period after origination of one month, six months, one year, two years, three years, five years, seven years or ten years, as applicable, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

The mortgage rate on a substantial majority of the mortgage loans adjusts based on an index equal to Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

Substantially all of the mortgage loans will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

Indices on the Mortgage Loans

The index applicable to the determination of the mortgage rate on approximately 98.28%, 85.52%, 98.22%, 34.15% and 88.93% (in each case, by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date) of the Group 1 Loans, Group 2 Loans, Group 3 Loans, Group 4 Loans and Group 5 Loans, respectively, is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any mortgage loan based on Six-Month LIBOR.

Six-Month LIBOR

Month	1997	1998	1999	2000	2001	2002	2003	2004	2005
January	5.71%	5.75%	5.04%	6.23%	5.36%	1.99%	1.35%	1.21%	2.96%
February	5.68	5.78	5.17	6.32	4.96	2.06	1.34	1.10	3.15
March	5.96	5.80	5.08	6.53	4.71	2.33	1.26	1.09	3.39
April	6.08	5.87	5.08	6.61	4.23	2.10	1.29	1.10	3.42
May	6.01	5.81	5.19	7.06	3.91	2.09	1.22	1.11	3.53
June	5.94	5.87	5.62	7.01	3.83	1.95	1.12	1.36
July	5.83	5.82	5.65	6.88	3.70	1.86	1.15	1.99
August	5.86	5.69	5.90	6.83	3.48	1.82	1.21	1.99
September	5.85	5.36	5.96	6.76	2.53	1.75	1.18	2.17
October	5.81	5.13	6.13	6.72	2.17	1.62	1.22	2.30
November	6.04	5.28	6.04	6.68	2.10	1.47	1.25	2.62
December	6.01	5.17	6.13	6.20	1.98	1.38	1.22	2.78

The index applicable to the determination of the mortgage rate on approximately 1.72%, 14.48%, 1.78%, 65.85% and 10.81% (in each case, by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date) of the mortgage loans in Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5, respectively, is the average of the interbank offered rates for one-year United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or One-Year LIBOR.

The index applicable to the determination of the mortgage rate on approximately .26% (in each case, by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date) of the mortgage loans in Loan Group 5 will be based on One-Month LIBOR. One-Month LIBOR will be a per annum rate equal to the average of interbank offered rates for one-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and are most recently available as of the time specified in the related mortgage note.

Prepayment Charges

All of the mortgage loans in Loan Group 1 and Loan Group 3, none of the mortgage loans in Loan Group 2 and Loan Group 4 and approximately 78.11% of the mortgage loans in Loan Group 5 provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on partial or full prepayments made within six months to five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge will generally be equal to 6 months’ advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The holders of the Class 1-A-X Certificates will be entitled to all prepayment charges received on the group 1 mortgage loans, the holders of the Class 3-A-X Certificates will be entitled to all prepayment charges received on the group 3 mortgage loans, the holders of the Class 5-A-X Certificates will be entitled to all prepayment charges received on the group 5 mortgage loans and these amounts will not be available for distribution on the other classes of certificates. The Master Servicer may waive the collection of any otherwise applicable prepayment charge or reduce the amount thereof actually collected, but only if the Master Servicer does so in compliance with the prepayment charge waiver standards set forth in the Agreement. If the Master Servicer waives any prepayment charge other than in accordance with the standards set forth in the Agreement, the Master Servicer will be required to pay the amount of the waived prepayment charge. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans.

Primary Mortgage Insurance

Approximately 36.16% of the mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a PMI Insurer Policy) or (2) the PMI Insurer Policy.

Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim.

See “Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder - Hazard Insurance Policies” in the Prospectus.

The PMI Insurer

Radian Guaranty Inc.

Radian Guaranty Inc., a Pennsylvania corporation with its principal offices in Philadelphia, Pennsylvania, is a private mortgage insurance company and a wholly-owned subsidiary of Radian Group Inc., an insurance holding company listed on the New York Stock Exchange. Radian is licensed in all 50 states and in the District of Columbia to offer such insurance and is approved as a private mortgage insurer by Fannie Mae and Freddie Mac. Radian’s financial strength is rated “AA” by S&P and Fitch Ratings and “Aa3” by Moody’s. Radian’s financial strength currently is not rated by any other rating agency. Each financial strength rating of Radian should be evaluated independently. The ratings reflect the respective rating agencies’ current assessments of the creditworthiness of Radian and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold any class of Offered Certificates, and such ratings are subject to revision, qualification or withdrawal at any time by the applicable rating agencies. Any downward revision, qualification or withdrawal of any of the above ratings may have an adverse effect on the market prices of the Offered Certificates. Radian does not guaranty the market prices of the Offered Certificates nor does it guaranty that its financial strength ratings will not be revised, qualified or withdrawn.

Copies of Radian’s quarterly and annual statutory financial statements, which are based on accounting principles that differ in significant respects from generally accepted accounting principles, are available upon request to Radian at Radian Guaranty Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103. Radian’s telephone number is (215) 231-1000.

The PMI Policy

Approximately 0.10% of the mortgage loans by aggregate principal balance as of the Cut-off Date, are insured by the PMI Insurer pursuant to the PMI Insurer Policy. The mortgage loans covered by the PMI Insurer Policy are referred to as the PMI Mortgage Loans. The insured percentage of the claim varies on a loan-by-loan basis based upon the original loan-to-value ratio of the mortgage loan.

The PMI Insurer Policy will only cover those mortgage loans which meet certain underwriting criteria as determined by the PMI Insurer. The PMI Insurer Policy will be required to remain in force with respect to each PMI Mortgage Loan until (i) the principal balance of the PMI Mortgage Loan is paid in full or liquidated, (ii) upon written notice of cancellation of the PMI Insurer Policy from the insured to the PMI Insurer, (iii) upon written notice of cancellation of the PMI Insurer Policy from the PMI Insurer to the insured or (iv) any event specified in the PMI Insurer Policy occurs that allows for the termination of that PMI Insurer Policy by the PMI Insurer.

The PMI Insurer Policy generally will require that delinquencies on any PMI Mortgage Loan must be reported to the PMI Insurer within fifteen (15) days after such loan is three (3) months in default, and appropriate proceedings to obtain title to the property securing such PMI Mortgage Loan must be commenced within six months of default. The PMI Policy under which the PMI Mortgage Loans are insured will contain provisions substantially as follows: (i) a claim generally includes unpaid principal, accrued interest to the date such claim is presented by the insured, and certain advances and expenses as set forth in the PMI Insurer Policy; (ii) when a claim is presented the PMI Insurer will have the option of either (A) paying the claim in full, taking title to the property securing the PMI Mortgage Loan, and arranging for its sale or (B) paying the insured percentage of the claim with the insured retaining title to the property securing the PMI Mortgage Loan; and (iii) a claim generally must be paid within 60 days after the claim is filed by the insured.

Unless approved in writing by the PMI Insurer, the insured under the PMI Insurer Policy will not be permitted to make any change in the terms of a PMI Mortgage Loan, including the borrowed amount, mortgage rate, term or amortization schedule of the PMI Mortgage Loan, except as specifically permitted by the terms of the related PMI Mortgage Loan; nor make any change in the property or other collateral securing the PMI Mortgage Loan; nor release any mortgagor under the PMI Mortgage Loan from liability. If a PMI Mortgage Loan is assumed with the insured’s approval, the PMI Insurer’s liability for coverage of the PMI Mortgage Loan under the related PMI Insurer Policy generally will terminate as of the date of such assumption, unless the applicable PMI Insurer approves the assumption in writing.

The PMI Insurer Policy specifically excludes coverage of: (i) any claim resulting from a default existing at the inception of coverage or occurring after lapse or cancellation of coverage; and (ii) certain claims involving or arising out of any breach by the insured of its obligations under, or its failure to comply with the terms of, the PMI Insurer Policy or of its obligations as imposed by operation of law and (iii) certain other claims as set forth in the PMI Insurer Policy.

In issuing the PMI Insurer Policy, the PMI Insurer will rely upon certain information and data regarding the PMI Mortgage Loans furnished to the PMI Insurer by the originator. The PMI Policy will not insure against a loss sustained by reason of a default arising from or involving certain matters, including (i) any loss arising in connection with the failure of the borrower to make any payment of principal and interest due under a loan which payment arises because the insured exercised its right to call or accelerate such loan or because the term of such loan is shorter than the amortization period, and which payment is for an amount more than twice the regular periodic payments of principal and interest, (ii) any loss from a loan where a delinquency exists at the effective date of the certificate of insurance, as defined in the PMI Insurer Policy, (iii) misrepresentation or fraud in obtaining such PMI Insurer Policy or negligence in origination or servicing of the PMI Mortgage Loans, including, but not limited to, misrepresentation by the lender or certain other persons involved in the origination of the PMI Mortgage Loan or the application for insurance, or (iv) failure to construct a property securing a PMI Mortgage Loan in accordance with specified plans. In addition, the PMI Insurer Policy will not cover the costs or expenses related to the repair of physical damage to a property securing a PMI Mortgage Loan.

The preceding description of the PMI Policy is only a brief outline and does not purport to summarize or describe all of the provisions, terms and conditions of the PMI Insurer Policy. For a more complete description of these provisions, terms and conditions, reference is made to the PMI Insurer Policy, a copies of which are available upon request from the Indenture Trustee.

Mortgage Loan Characteristics

The mortgage pool is comprised of 2180 mortgage loans, 90 of which are in Loan Group 1, 54 of which are in Loan Group 2, 217 of which are in Loan Group 3, 36 of which are in Loan Group 4 and 1,783 of which are in Loan Group 5. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS® System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS® System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. Some of the Group 1 Loans and Group 2 Loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see “Yield on the Certificates—Yield Sensitivity of the Mezzanine Certificates” in the prospectus supplement.

Loan Group 1

The Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $28,749,444, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 1 Loans are secured by first liens on the related mortgaged property.

The average principal balance of the Group 1 Loans at origination was approximately $319,452. No Group 1 Loan had a principal balance at origination of greater than approximately $1,300,000 or less than approximately $78,100. The average principal balance of the Group 1 Loans as of the Cut-off Date was approximately $319,438. No Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,300,000 or less than approximately $77,920.

As of the Cut-off Date, the Group 1 Loans had mortgage rates ranging from approximately 4.878% per annum to approximately 6.000% per annum and the weighted average mortgage rate was approximately 5.569% per annum. The weighted average remaining term to stated maturity of the Group 1 Loans was approximately 358 months as of the Cut-off Date. None of the Group 1 Loans will have a first Due Date prior to November 1, 2004, or after July 1, 2005, or will have a remaining term to maturity of less than 352 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1 Loan is June 1, 2035.

Approximately 1.72%, 91.11% and 4.64% of the Group 1 Loans have initial interest only periods of three, five and ten years, respectively.

The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 1 Loans was approximately 69.58%. No loan-to-value ratio at origination of any Group 1 Loan was greater than approximately 85.00% or less than approximately 41.67%.

None of the Group 1 Loans are buydown mortgage loans.

None of the Group 1 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

Substantially all of the Group 1 Loans will not have reached their first adjustment date as of the Closing Date.

Approximately 100% of the Group 1 Loans provide for prepayment charges.

None of the Group 1 Loans are covered as Primary Insurance Policy or the PMI Insurer Policy.

With respect to substantially all of the Group 1 Loans, the minimum mortgage rate is equal to the gross margin.

Set forth below is a description of certain additional characteristics of the Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

Indices

Index for Loans	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
One-Year LIBOR	1	$ 494,400	1.72%	5.250%	4.845%	682	80.00%	95.00%	0.00%
Six-Month LIBOR	89	28,255,044	98.28	5.574	5.164	703	69.40	81.58	8.93
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

Principal Balances as of Origination

Principal Balances as of Origination ($)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
$50,000.01 - $100,000.00	4	$ 350,820	1.22%	5.645%	5.240%	700	61.38%	78.72%	0.00%
$100,000.01 - $150,000.00	6	704,232	2.45	5.690	5.285	730	71.70	89.64	18.74
$150,000.01 - $200,000.00	12	2,135,494	7.43	5.523	5.118	698	69.21	80.36	8.36
$200,000.01 - $250,000.00	21	4,638,850	16.14	5.570	5.132	727	66.03	79.01	9.12
$250,000.01 - $300,000.00	13	3,489,107	12.14	5.625	5.220	695	68.02	80.38	14.93
$300,000.01 - $359,699.00	5	1,694,400	5.89	5.731	5.326	715	72.10	86.85	0.00
$359,699.01 - $600,000.00	23	10,876,640	37.83	5.574	5.169	690	70.50	84.14	3.38
$600,000.01 - $800,000.00	4	2,659,900	9.25	5.593	5.188	669	72.00	76.84	0.00
$800,000.01 - $1,000,000.00	1	900,000	3.13	4.990	4.585	765	80.00	80.00	100.00
$1,250,000.01-$1,500,000.00	1	1,300,000	4.52	5.500	5.095	755	65.00	80.00	0.00
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

As of origination, the average principal balance of the Group 1 Loans was approximately $319,452.47.

Principal Balances as of the Cut-off Date

Current Principal Balance ($)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
$50,000.01 - $100,000.00	4	$ 350,820	1.22%	5.645%	5.240%	700	61.38%	78.72%	0.00%
$100,000.01 - $150,000.00	6	704,232	2.45	5.690	5.285	730	71.70	89.64	18.74
$150,000.01 - $200,000.00	12	2,135,494	7.43	5.523	5.118	698	69.21	80.36	8.36
$200,000.01 - $250,000.00	21	4,638,850	16.14	5.570	5.132	727	66.03	79.01	9.12
$250,000.01 - $300,000.00	13	3,489,107	12.14	5.625	5.220	695	68.02	80.38	14.93
$300,000.01 - $359,699.00	5	1,694,400	5.89	5.731	5.326	715	72.10	86.85	0.00
$359,699.01 - $600,000.00	23	10,876,640	37.83	5.574	5.169	690	70.50	84.14	3.38
$600,000.01 - $800,000.00	4	2,659,900	9.25	5.593	5.188	669	72.00	76.84	0.00
$800,000.01 - $1,000,000.00	1	900,000	3.13	4.990	4.585	765	80.00	80.00	100.00
$1,250,000.01 - $1,500,000.00	1	1,300,000	4.52	5.500	5.095	755	65.00	80.00	0.00
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

As of the Cut-off Date, the average current principal balance of the Group 1 Loans was approximately $319,438.26.

Mortgage Rates

Current Gross Rate (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
4.501 - 5.000	4	$ 2,128,000	7.40%	4.957%	4.552%	738	73.03%	74.18%	42.29%
5.001 - 5.500	38	11,442,070	39.80	5.408	4.990	708	68.37	82.02	5.26
5.501 - 6.000	48	15,179,373	52.80	5.776	5.371	694	70.02	82.73	6.73
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

As of the Cut-off Date, the weighted average mortgage rate of the Group 1 Loans was approximately 5.569% per annum.

Next Adjustment Date

Next Adjustment Date	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
October 1, 2007	1	$ 595,000	2.07%	4.875%	4.470%	678	70.00%	70.00%	0.00%
February 1, 2008	2	1,357,250	4.72	5.162	4.757	759	76.63	86.73	66.31
March 1, 2008	5	1,696,532	5.90	5.545	5.140	755	66.06	83.86	0.00
April 1, 2008	38	12,286,355	42.74	5.566	5.149	695	69.54	81.39	6.18
May 1, 2008	42	12,378,007	43.05	5.649	5.244	696	69.30	81.85	6.97
June 1, 2008	2	436,300	1.52	5.682	5.277	765	70.00	85.40	0.00
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans was approximately 34 months.

Gross Margin

Gross Margin (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
2.001 - 2.250	2	$ 1,101,640	3.83%	5.799%	5.394%	711	78.69%	86.45%	0.00%
2.251 - 2.500	1	494,400	1.72	5.250	4.845	682	80.00	95.00	0.00
2.501 - 2.750	1	161,000	0.56	5.500	5.095	744	70.00	95.00	0.00
2.751 - 3.000	23	6,840,520	23.79	5.529	5.124	744	69.57	84.01	6.29
3.001 - 3.250	12	5,051,432	17.57	5.502	5.097	738	70.25	84.83	17.82
3.251 - 3.500	16	4,823,200	16.78	5.648	5.243	693	66.25	78.45	0.00
3.501 - 3.750	22	6,750,250	23.48	5.631	5.226	650	66.89	79.96	9.06
3.751 - 4.000	5	1,616,907	5.62	5.367	4.962	677	71.16	76.98	22.77
4.001 - 4.250	2	319,600	1.11	5.227	4.357	737	79.97	88.35	66.49
4.751 - 5.000	6	1,590,494	5.53	5.668	5.263	683	75.77	75.77	0.00
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Loans was approximately 3.404% per annum.

Maximum Mortgage Rate

Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
10.501 - 11.000	4	$ 2,128,000	7.40%	4.957%	4.552%	738	73.03%	74.18%	42.29%
11.001 - 11.500	38	11,670,570	40.59	5.422	5.017	706	68.13	81.89	3.33
11.501 - 12.000	47	14,738,373	51.26	5.781	5.376	695	70.02	82.81	6.93
12.001 or more	1	212,500	0.74	5.090	3.985	719	85.00	85.00	100.00
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans was approximately 11.581% per annum.

Original Interest Only Term

Original Interest Only Term (months)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
0	4	$ 726,822	2.53%	5.585%	5.180%	644	72.17%	74.32%	0.00%
36	1	494,400	1.72	5.250	4.845	682	80.00	95.00	0.00
60	81	26,192,940	91.11	5.569	5.158	704	69.10	81.41	9.63
120	4	1,335,282	4.64	5.683	5.278	717	73.85	88.85	0.00
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

Initial Rate Cap

First Adjustment Cap (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
2.000	1	$ 494,400	1.72%	5.250%	4.845%	682	80.00%	95.00%	0.00%
3.000	86	26,940,904	93.71	5.569	5.164	703	68.90	81.35	8.57
6.000	3	1,314,140	4.57	5.684	5.166	713	79.71	86.22	16.17
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

Subsequent Rate Cap

Subsequent Rate Cap (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
1.000	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

Original Loan-to-Value Ratios

Original LTV (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
50.00 or less	5	$ 1,041,000	3.62%	5.566%	5.161%	646	47.58%	47.58%	0.00%
50.01 - 55.00	2	739,250	2.57	5.591	5.186	705	53.97	59.96	0.00
55.01 - 60.00	5	1,125,000	3.91	5.547	5.142	713	57.68	57.68	0.00
60.01 - 65.00	7	2,835,257	9.86	5.506	5.101	696	64.46	73.13	0.00
65.01 - 70.00	54	17,164,252	59.70	5.586	5.181	704	69.98	85.83	3.83
70.01 - 75.00	2	554,500	1.93	5.443	5.038	722	72.03	81.88	0.00
75.01 - 80.00	14	5,077,684	17.66	5.582	5.177	708	79.61	88.48	32.54
80.01 - 85.00	1	212,500	0.74	5.090	3.985	719	85.00	85.00	100.00
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

The minimum and maximum loan-to-value ratios of the Group 1 Loans at origination were approximately 41.67% and 85.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 69.58%.

Occupancy Types

Occupancy types	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Investor	41	$ 13,125,335	45.65%	5.578%	5.173%	710	69.03%	80.10%	2.96%
Primary	44	14,309,509	49.77	5.555	5.139	701	70.74	83.75	14.91
Secondary	5	1,314,600	4.57	5.631	5.226	648	62.50	77.77	0.00
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

Occupancy type is based on the representation of the borrower at the time of origination.

Mortgage Loan Program and Documentation Type

Mortgage Loan Program and Document Type	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Express No Doc	2	$ 420,580	1.46%	5.558%	5.153%	630	69.30%	69.30%	0.00%
Express No Doc Verified Assets	1	237,000	0.82	6.000	5.595	695	57.81	57.81	0.00
Express Non Verified Assets	3	982,300	3.42	5.787	5.382	701	75.22	75.22	0.00
Express Verified Assets	4	1,125,100	3.91	5.708	5.303	694	67.72	82.74	0.00
Full	8	2,522,450	8.77	5.367	4.904	720	77.76	90.05	100.00
Stated	67	21,832,014	75.94	5.566	5.161	704	68.63	81.69	0.00
SISA	5	1,630,000	5.67	5.633	5.228	688	69.37	80.69	0.00
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

See “—Underwriting Standards” below for a detailed description of the Seller’s loan programs and documentation requirements.

Credit Grade Category

Credit Quality	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
A(1)	29	$ 9,341,444	32.49%	5.546%	5.141%	653	68.25%	77.66%	10.48%
A-(1)	1	273,707	0.95	5.625	5.220	609	63.43	63.43	0.00
A+(1)	54	17,495,192	60.85	5.561	5.147	732	70.78	84.88	8.82
Progressive Express I(2)	4	854,100	2.97	5.782	5.377	760	63.86	70.53	0.00
Progressive Express II(2)	2	785,000	2.73	5.768	5.363	628	67.13	81.40	0.00
Total:	90	$28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

_________________

(1) All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A and A- correspond to Progressive Series I+, I and II, and III, respectively.

(2) These Group 1 Loans were originated under the Seller’s Progressive Express™ Program. The underwriting for these Group 1 Loans is generally based on the borrower’s “Credit Score” score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi™ Program has been placed in Progressive Express™ Program II.

See “—Underwriting Standards” below for a description of the Seller’s risk categories.

Property Types

Mortgage Properties	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Townhouse	1	$ 532,000	1.85%	5.625%	5.220%	643	70.00%	85.00%	0.00%
Condominium	11	2,527,000	8.79	5.385	4.980	722	68.66	84.60	0.00
PUD	17	5,324,790	18.52	5.474	5.069	705	71.81	81.52	24.21
Single Family	43	13,117,203	45.63	5.624	5.207	697	69.28	82.21	9.40
Two- to Four Family	18	7,248,450	25.21	5.599	5.194	710	68.79	80.10	0.00
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

Geographic Distribution of Mortgaged Properties

Geographical Distribution (Top 5)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
California	60	$ 22,001,561	76.53%	5.547%	5.142%	704	69.47%	80.33%	6.91%
Nevada	5	1,686,350	5.87	5.707	5.302	676	70.00	84.65	12.49
Florida	8	1,432,900	4.98	5.546	5.141	701	65.52	77.97	0.00
Arizona	4	921,480	3.21	5.676	5.271	683	72.12	82.07	0.00
Illinois	3	708,700	2.47	5.759	5.354	733	69.84	94.71	0.00
Other	10	1,998,452	6.95	5.597	5.118	717	72.19	93.82	39.62
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

No more than approximately 4.52% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

Debt-to-Income Ratio

Debt-to-Income Ratio	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
<= 0.00	16	$ 4,267,330	14.84%	5.579%	5.174%	697	67.09%	78.11%	0.00%
0.01 - 5.00	1	225,000	0.78	5.500	5.095	638	60.00	60.00	0.00
10.01 - 15.00	1	434,000	1.51	5.500	5.095	721	70.00	80.00	0.00
15.01 - 20.00	1	536,250	1.87	5.625	5.220	693	53.63	61.88	0.00
20.01 - 25.00	5	1,788,500	6.22	5.451	5.046	719	70.00	83.35	0.00
25.01 - 30.00	5	1,164,721	4.05	5.682	5.277	654	65.20	74.29	0.00
30.01 - 35.00	10	3,372,420	11.73	5.431	5.026	675	67.76	79.09	0.00
35.01 - 40.00	13	4,488,732	15.61	5.608	5.203	683	68.02	79.49	0.00
40.01 - 45.00	18	5,671,750	19.73	5.602	5.197	711	73.76	83.49	15.87
45.01 - 50.00	16	4,408,240	15.33	5.617	5.179	731	74.58	95.14	36.80
50.01 - 55.00	4	2,392,500	8.32	5.542	5.137	735	66.66	77.43	0.00
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

As of the Cut-off Date, the non-zero weighted average debt-to-income ratio of the Group 1 Loans was approximately 38.82% per annum.

Original Prepayment Penalty

Original Prepayment Penalty Term (months)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
7	1	$ 427,640	1.49%	5.875%	5.470%	759	79.93%	99.91%	0.00%
12	40	14,154,707	49.23	5.478	5.073	701	68.64	80.20	11.94
24	13	3,387,050	11.78	5.687	5.282	728	71.31	87.03	7.44
36	36	10,780,047	37.50	5.639	5.220	695	69.87	81.57	5.39
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

Months Remaining to Scheduled Maturity

Months Remaining to Maturity	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
351 - 355	1	$ 595,000	2.07%	4.875%	4.470%	678	70.00%	70.00%	0.00%
356 - 360	89	28,154,444	97.93	5.583	5.173	703	69.58	82.06	8.96
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 1 Loans was approximately 358 months.

Credit Scores

Credit Scores	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
601 - 620	1	$ 273,707	0.95%	5.625%	5.220%	609	63.43%	63.43%	0.00%
621 - 640	8	3,030,980	10.54	5.587	5.182	632	67.63	73.50	0.00
641 - 660	13	4,397,500	15.30	5.588	5.183	651	67.07	78.93	14.48
661 - 680	10	2,697,964	9.38	5.495	5.090	671	70.56	81.36	12.70
681 - 700	11	4,342,400	15.10	5.704	5.299	688	69.95	78.90	0.00
701 - 720	10	2,850,650	9.92	5.630	5.173	712	70.75	85.58	7.45
721 - 740	10	2,747,100	9.56	5.552	5.147	729	69.12	81.20	9.17
741 - 760	10	3,622,010	12.60	5.569	5.164	752	70.00	87.57	0.00
761 or more	17	4,787,132	16.65	5.428	5.023	774	71.86	87.41	22.53
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

As of the Cut-off Date, the weighted average credit score of the Group 1 Loans for which credit scores are available was approximately 703.

Range of Months to Roll

Range of Months to Roll	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
25 - 36	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

As of the Cut-off Date, the weighted average months to roll of the Group 1 Loans was approximately 34 months.

Loan Purposes

Loan Purpose	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Purchase	56	$ 16,980,322	59.06%	5.571%	5.166%	719	70.35%	86.20%	7.53%
Cash Out Refinance	29	10,285,521	35.78	5.542	5.122	677	67.92	74.86	10.82
Rate/Term Refinance	5	1,483,600	5.16	5.727	5.322	699	72.33	79.71	8.90
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

Amortization Type

Amortization Type	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Interest Only	86	$ 28,022,622	97.47%	5.568%	5.158%	704	69.52%	82.01%	9.00%
Fully Amortizing	4	726,822	2.53	5.585	5.180	644	72.17	74.32	0.00
Total:	90	$ 28,749,444	100.00%	5.569%	5.159%	703	69.58%	81.81%	8.77%

In general, in the case of a mortgage loan made for “rate and term” refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 2

The Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $20,608,783 after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 2 Loans are secured by first liens on the related mortgaged property.

The average principal balance of the Group 2 Loans at origination was approximately $381,663. No Group 2 Loan had a principal balance at origination of greater than approximately $1,135,000 or less than approximately $94,500. The average principal balance of the Group 2 Loans as of the Cut-off Date was approximately $381,644. No Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,135,000 or less than approximately $94,500.

As of the Cut-off Date, the Group 2 Loans had mortgage rates ranging from approximately 4.750% per annum to approximately 6.115% per annum and the weighted average mortgage rate was approximately 5.663% per annum. The weighted average remaining term to stated maturity of the Group 2 Loans was approximately 358 months as of the Cut-off Date. None of the Group 2 Loans will have a first Due Date prior to March 1, 2005, or after June 1, 2005, or will have a remaining term to maturity of less than 356 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group 2 Loan is May 1, 2035.

Approximately 14.48%, 28.89% and 56.64% of the Group 2 Loans have initial interest only periods of ten months, three, five and ten years, respectively.

The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 2 Loans was approximately 72.87%. No loan-to-value ratio at origination of any Group 2 Loan was greater than approximately 93.58% or less than approximately 35.72%.

None of the Group 2 Loans are buydown mortgage loans.

None of the Group 2 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

Substantially all of the Group 2 Loans will not have reached their first adjustment date as of the Closing Date.

None of the Group 2 Loans provide for prepayment charges.

Approximately 3.45% of the Group 2 Loans are covered by a Primary Insurance Policy. None of the Group 2 Loans, are covered by the PMI Insurer Policy.

With respect to substantially all of the Group 2 Loans, the minimum mortgage rate is equal to the gross margin.

Set forth below is a description of certain additional characteristics of the Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

Indices

Index for Loans	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
1 YR LIBOR	14	$ 2,983,150	14.48%	5.549%	5.144%	708	79.83%	92.25%	6.27%
6 MO LIBOR	40	17,625,633	85.52	5.682	5.277	721	71.69	80.15	8.75
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

Principal Balances as of Origination

Principal Balance as of Origination ($)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
$50,000.01 - $100,000.00	1	$ 94,500	0.46%	5.500%	5.095%	688	75.00%	100.00%	0.00%
$100,000.01 - $150,000.00	2	249,300	1.21	6.000	5.595	723	73.84	98.69	0.00
$150,000.01 - $200,000.00	7	1,230,250	5.97	5.784	5.379	715	76.28	86.53	15.21
$200,000.01 - $250,000.00	10	2,308,500	11.20	5.444	5.039	717	73.39	86.36	0.00
$250,000.01 - $300,000.00	7	1,916,900	9.30	5.718	5.313	703	77.18	82.95	0.00
$300,000.01 - $359,699.00	7	2,329,650	11.30	5.672	5.267	735	67.06	71.71	15.02
$359,699.01 - $600,000.00	12	5,982,300	29.03	5.664	5.259	725	76.41	88.69	9.09
$600,000.01 - $800,000.00	5	3,446,383	16.72	5.635	5.230	708	76.60	86.66	18.81
$800,000.01 - $1,000,000.00	2	1,916,000	9.30	5.817	5.412	751	59.54	62.21	0.00
$1,000,000.01-$1,250,000.00	1	1,135,000	5.51	5.625	5.220	673	64.86	64.86	0.00
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

As of origination, the average principal balance of the Group 2 Loans was approximately $381,662.96.

Principal Balances as of the Cut-off Date

Current Principal Balance ($)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
$50,000.01 - $100,000.00	1	$ 94,500	0.46%	5.500%	5.095%	688	75.00%	100.00%	0.00%
$100,000.01 - $150,000.00	2	249,300	1.21	6.000	5.595	723	73.84	98.69	0.00
$150,000.01 - $200,000.00	7	1,230,250	5.97	5.784	5.379	715	76.28	86.53	15.21
$200,000.01 - $250,000.00	10	2,308,500	11.20	5.444	5.039	717	73.39	86.36	0.00
$250,000.01 - $300,000.00	7	1,916,900	9.30	5.718	5.313	703	77.18	82.95	0.00
$300,000.01 - $359,699.00	7	2,329,650	11.30	5.672	5.267	735	67.06	71.71	15.02
$359,699.01 - $600,000.00	12	5,982,300	29.03	5.664	5.259	725	76.41	88.69	9.09
$600,000.01 - $800,000.00	5	3,446,383	16.72	5.635	5.230	708	76.60	86.66	18.81
$800,000.01 - $1,000,000.00	2	1,916,000	9.30	5.817	5.412	751	59.54	62.21	0.00
$1,000,000.01-$1,250,000.00	1	1,135,000	5.51	5.625	5.220	673	64.86	64.86	0.00
Total:	54	$20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

As of the Cut-off Date, the average current principal balance of the Group 2 Loans was approximately $381,644.14.

Mortgage Rates

Current Gross Rate (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
4.501% - 5.000%	4	$ 1,296,733	6.29%	4.856%	4.451%	706	73.80%	91.62%	49.99%
5.001% - 5.500%	10	3,370,750	16.36	5.364	4.959	709	69.62	76.35	0.00
5.501% - 6.000%	39	15,781,650	76.58	5.788	5.383	722	73.47	82.11	6.85
6.001% - 6.500%	1	159,650	0.77	6.115	5.710	728	74.99	100.00	0.00
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

As of the Cut-off Date, the weighted average mortgage rate of the Group 2 Loans was approximately 5.663% per annum.

Next Adjustment Date

Next Adjustment Date	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
2008-02-01	1	$ 201,200	0.98%	5.875%	5.470%	701	80.00%	100.00%	0.00%
2008-03-01	1	980,000	4.76	6.000	5.595	725	40.00	40.00	0.00
2008-04-01	26	9,177,733	44.53	5.592	5.187	720	77.37	88.15	7.06
2008-05-01	26	10,249,850	49.74	5.690	5.285	718	71.84	79.97	10.55
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 2 Loans was approximately 34 months.

Gross Margin

Gross Margin (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
2.001% - 2.250%	31	$ 14,168,850	68.75%	5.717%	5.312%	724	73.98%	83.34%	3.84%
2.251% - 2.500%	2	385,000	1.87	5.420	5.015	727	70.00	80.91	0.00
2.501% - 2.750%	1	311,000	1.51	5.625	5.220	706	55.04	55.04	0.00
2.751% - 3.000%	7	2,627,800	12.75	5.601	5.196	726	69.04	76.17	13.32
3.001% - 3.250%	9	2,124,933	10.31	5.424	5.019	695	79.86	90.31	39.31
3.251% - 3.500%	1	201,200	0.98	5.875	5.470	701	80.00	100.00	0.00
3.501% - 3.750%	3	790,000	3.83	5.611	5.206	670	53.52	59.08	0.00
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Loans was approximately 2.528% per annum.

Maximum Mortgage Rate

Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
10.001% - 10.500%	1	$ 594,500	2.88%	5.500%	5.095%	691	79.99%	94.98%	0.00%
10.501% - 11.000%	12	5,726,583	27.79	5.571	5.166	733	78.48	91.36	11.32
11.001% - 11.500%	9	2,776,250	13.47	5.335	4.930	713	67.40	72.37	0.00
11.501% - 12.000%	31	11,351,800	55.08	5.791	5.386	715	70.97	78.53	9.52
12.001% or more	1	159,650	0.77	6.115	5.710	728	74.99	100.00	0.00
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Loans was approximately 11.419% per annum.

Original Interest Only Term

Original Interest Only Term (months)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
36	14	$ 2,983,150	14.48%	5.549%	5.144%	708	79.83%	92.25%	6.27%
60	18	5,953,683	28.89	5.497	5.092	709	68.13	76.55	16.77
120	22	11,671,950	56.64	5.776	5.371	727	73.51	81.99	4.66
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

Initial Rate Cap

First Adjustment Cap (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
2.000%	14	$ 2,983,150	14.48%	5.549%	5.144%	708	79.83%	92.25%	6.27%
3.000%	15	4,912,183	23.84	5.482	5.077	711	67.19	76.35	20.32
5.000%	11	5,754,850	27.92	5.722	5.317	729	79.89	91.13	0.00
6.000%	14	6,958,600	33.77	5.791	5.386	721	68.09	73.76	7.82
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

Subsequent Rate Cap

Subsequent Rate Cap (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
1.000	50	$ 19,789,483	96.02%	5.656%	5.251%	721	72.36%	81.61%	8.74%
2.000	4	819,300	3.98	5.820	5.415	665	85.29	89.01	0.00
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

Original Loan-to-Value Ratios

Original LTV (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
50.00% or less	2	$ 1,230,000	5.97%	5.898%	5.493%	730	39.13%	39.13%	0.00%
55.01% - 60.00%	4	1,295,650	6.29	5.565	5.160	680	57.62	57.62	0.00
60.01% - 65.00%	4	2,209,500	10.72	5.585	5.180	712	64.85	67.34	0.00
65.01% - 70.00%	9	2,837,800	13.77	5.644	5.239	718	69.73	79.36	12.33
70.01% - 75.00%	8	2,069,333	10.04	5.257	4.852	719	74.10	92.69	31.32
75.01% - 80.00%	24	10,255,550	49.76	5.740	5.335	727	79.94	91.14	5.30
85.01% - 90.00%	2	523,800	2.54	5.759	5.354	668	90.00	90.00	0.00
90.01% - 95.00%	1	187,150	0.91	6.000	5.595	701	93.58	93.58	100.00
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

The minimum and maximum loan-to-value ratios of the Group 2 Loans at origination were approximately 35.72% and 93.58%, respectively, and the weighted average of the loan-to-value ratios of the Group 2 Loans at origination was approximately 72.87%.

Occupancy Types

Occupancy types	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Investor	12	$ 4,280,950	20.77%	5.672%	5.267%	728	57.82%	59.91%	8.18%
Primary	40	15,881,633	77.06	5.667	5.262	717	76.84	88.00	8.69
Secondary	2	446,200	2.17	5.407	5.002	717	76.08	76.08	0.00
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

Occupancy type is based on the representation of the borrower at the time of origination.

Mortgage Loan Program and Documentation Type

Mortgage Loan Program and Documentation Type	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Express No Doc	4	$ 1,217,500	5.91%	5.557%	5.152%	733	71.23%	75.75%	0.00%
Express Non Verified Assets	2	732,000	3.55	5.718	5.313	746	80.00	84.59	0.00
Express Verified Assets	8	1,703,500	8.27	5.651	5.246	692	71.37	79.16	0.00
Full	4	1,729,333	8.39	5.402	4.997	715	76.77	90.94	100.00
Stated	36	15,226,450	73.88	5.700	5.295	720	72.38	81.55	0.00
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

See “—Underwriting Standards” below for a detailed description of the Seller’s loan programs and documentation requirements.

Credit Grade Category

Credit Quality	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
A	7	$ 2,494,300	12.10%	5.697%	5.292%	661	70.90%	73.88%	0.00%
A+	47	18,114,483	87.90	5.658	5.253	727	73.14	83.01	9.55
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

_________________

(1) All of these Group 2 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+ and A, correspond to Progressive Series I+, and I and II, respectively.

See “—Underwriting Standards” below for a description of the Seller’s risk categories.

Property Types

Mortgage Properties	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Condominium	7	$ 2,195,850	10.65%	5.811%	5.406%	732	78.84%	96.04%	0.00%
PUD	7	1,905,900	9.25	5.443	5.038	711	79.00	95.49	9.82
Single Family	34	14,489,383	70.31	5.686	5.281	717	72.55	80.62	10.64
Two- to Four Family	6	2,017,650	9.79	5.544	5.139	730	62.90	62.90	0.00
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

Geographic Distribution of Mortgaged Properties

Geographical Distribution (Top 5)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
California	39	$ 17,321,633	84.05%	5.670%	5.265%	724	72.63%	81.18%	8.90%
Georgia	7	1,506,600	7.31	5.516	5.111	706	78.58	96.06	12.42
New Jersey	3	695,800	3.38	5.788	5.383	663	87.53	87.53	0.00
New York	1	365,000	1.77	5.500	5.095	621	57.93	57.93	0.00
Florida	2	343,950	1.67	5.877	5.472	697	72.31	97.36	0.00
Other	2	375,800	1.82	5.667	5.262	757	48.87	57.24	0.00
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

No more than approximately 5.85% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

Debt-to-Income Ratio

Debt-to-Income Ratio	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
<= 0.00	6	$ 1,820,150	8.83%	5.616%	5.211%	723	63.29%	68.73%	0.00%
0.01 - 5.00	7	1,275,850	6.19	5.660	5.255	682	82.53	92.94	0.00
15.01 - 20.00	1	350,000	1.70	5.250	4.845	756	64.82	64.82	0.00
20.01 - 25.00	1	276,500	1.34	5.750	5.345	774	70.00	70.00	0.00
25.01 - 30.00	2	375,750	1.82	5.819	5.414	710	77.75	99.99	0.00
30.01 - 35.00	5	2,205,850	10.70	5.905	5.500	743	77.35	87.16	0.00
35.01 - 40.00	17	8,191,700	39.75	5.639	5.234	718	75.29	85.37	6.64
40.01 - 45.00	7	2,990,350	14.51	5.721	5.316	717	79.79	89.09	0.00
45.01 - 50.00	6	2,512,633	12.19	5.523	5.118	714	57.67	66.65	33.25
50.01 - 55.00	2	610,000	2.96	5.643	5.238	702	64.18	64.18	57.38
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

As of the Cut-off Date, the non-zero weighted average debt-to-income ratio of the Group 2 Loans was approximately 36.07% per annum.

Months Remaining to Scheduled Maturity

Months Remaining to Maturity	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
356 - 360	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 2 Loans was approximately 358 months.

Credit Scores

Credit Scores	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
621 - 640	1	$ 365,000	1.77%	5.500%	5.095%	621	57.93%	57.93%	0.00%
641 - 660	3	627,800	3.05	5.910	5.505	654	81.61	88.61	0.00
661 - 680	3	1,501,500	7.29	5.656	5.251	674	69.57	71.60	0.00
681 - 700	13	4,235,700	20.55	5.575	5.170	691	74.47	88.55	0.00
701 - 720	10	4,008,333	19.45	5.614	5.209	708	74.58	81.87	29.57
721 - 740	9	4,725,300	22.93	5.766	5.361	731	70.55	79.50	11.51
741 - 760	5	1,587,350	7.70	5.585	5.180	751	65.97	72.59	0.00
761 or more	10	3,557,800	17.26	5.696	5.291	776	76.57	87.01	0.00
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

As of the Cut-off Date, the weighted average credit score of the Group 2 Loans for which credit scores are available was approximately 719.

Range of Months to Roll

Range of Months to Roll	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
25 - 36	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

As of the Cut-off Date, the weighted average months to roll of the Group 2 Loans was approximately 34 months.

Loan Purposes

Loan Purpose	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Purchase	33	$ 12,564,933	60.97%	5.688%	5.283%	730	75.25%	86.12%	9.49%
Cash Out Refinance	16	6,113,950	29.67	5.676	5.271	696	67.66	72.25	8.79
Rate/Term Refinance	5	1,929,900	9.36	5.459	5.054	718	73.90	85.05	0.00
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

Amortization Type

Amortization Type	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Interest Only	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%
Total:	54	$ 20,608,783	100.00%	5.663%	5.258%	719	72.87%	81.90%	8.39%

In general, in the case of a mortgage loan made for “rate and term” refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 3

The Group 3 Loans had an aggregate principal balance as of the Cut-off Date of approximately $71,396,416, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 3 Loans are secured by first liens on the related mortgaged property.

The average principal balance of the Group 3 Loans at origination was approximately $329,026.42. No Group 3 Loan had a principal balance at origination of greater than approximately $1,000,000 or less than approximately $57,200. The average principal balance of the Group 3 Loans as of the Cut-off Date was approximately $329,015.74. No Group 3 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,000,000 or less than approximately $57,200.

As of the Cut-off Date, the Group 3 Loans had mortgage rates ranging from approximately 4.625% per annum to approximately 6.375% per annum and the weighted average mortgage rate was approximately 5.754% per annum. The weighted average remaining term to stated maturity of the Group 3 Loans was approximately 358 months as of the Cut-off Date. None of the Group 3 Loans will have a first Due Date prior to April 1, 2005, or after July 1, 2005, or will have a remaining term to maturity of less than 357 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 3 Loan is June 1, 2035.

Approximately 98.24%, and 0.36% of the Group 3 Loans have initial interest only periods of five and ten years, respectively.

The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 3 Loans was approximately 68.90%. No loan-to-value ratio at origination of any Group 3 Loan was greater than approximately 32.32% or less than approximately 95.00%.

None of the Group 3 Loans are buydown mortgage loans.

None of the Group 3 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

Substantially all of the Group 3 Loans will not have reached their first adjustment date as of the Closing Date.

All of the Group 3 Loans provide for prepayment charges.

Approximately 0.75% of the Group 3 Loans are covered by a Primary Insurance Policy. None of the Group 3 Loans are covered by the PMI Insurer Policy.

With respect to substantially all of the Group 3 Loans, the minimum mortgage rate is equal to the gross margin.

Set forth below is a description of certain additional characteristics of the Group 3 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 3 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

Indices

Index for Loans	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
One-Year LIBOR	3	$ 1,267,470	1.78%	5.533%	5.128%	721	69.00%	71.89%	42.80%
Six-Month LIBOR	214	70,128,946	98.22	5.758	5.345	708	68.89	79.35	9.41
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

Principal Balances as of Origination

Principal Balance as of Origination ($)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
50,000.01-100,000.00	10	$ 875,326	1.23%	5.883%	5.478%	715	70.10%	88.05%	11.02%
100,000.01-150,000.00	25	3,024,816	4.24	5.902	5.497	712	69.00	85.64	11.39
150,000.01-200,000.00	27	4,652,008	6.52	5.804	5.399	720	68.32	80.78	7.66
200,000.01-250,000.00	23	5,083,547	7.12	5.760	5.355	693	69.19	75.69	8.84
250,000.01-300,000.00	28	7,821,873	10.96	5.768	5.363	729	71.82	84.04	3.53
300,000.01-359,699.00	16	5,259,705	7.37	5.910	5.400	714	72.81	85.50	12.52
359,699.01-600,000.00	69	30,774,830	43.10	5.728	5.323	706	69.36	78.18	14.16
600,000.01-800,000.00	17	11,924,311	16.70	5.665	5.260	712	65.22	75.36	5.08
800,000.01-1,000,000.00	2	1,980,000	2.77	5.806	5.401	642	61.82	74.43	0.00
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

As of origination, the average principal balance of the Group 3 Loans was approximately $329,026.42.

Principal Balances as of the Cut-off Date

Current Principal Balance ($)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
50,000.01-100,000.00	10	$ 875,326	1.23%	5.883%	5.478%	715	70.10%	88.05%	11.02%
100,000.01-150,000.00	25	3,024,816	4.24	5.902	5.497	712	69.00	85.64	11.39
150,000.01-200,000.00	27	4,652,008	6.52	5.804	5.399	720	68.32	80.78	7.66
200,000.01-250,000.00	23	5,083,547	7.12	5.760	5.355	693	69.19	75.69	8.84
250,000.01-300,000.00	28	7,821,873	10.96	5.768	5.363	729	71.82	84.04	3.53
300,000.01-359,699.00	16	5,259,705	7.37	5.910	5.400	714	72.81	85.50	12.52
359,699.01-600,000.00	69	30,774,830	43.10	5.728	5.323	706	69.36	78.18	14.16
600,000.01-800,000.00	17	11,924,311	16.70	5.665	5.260	712	65.22	75.36	5.08
800,000.01-1,000,000.00	2	1,980,000	2.77	5.806	5.401	642	61.82	74.43	0.00
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

As of the Cut-off Date, the average current principal balance of the Group 3 Loans was approximately $329,015.74.

Mortgage Rates

Current Gross Rate (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
4.501 - 5.000	9	$ 3,062,200	4.29%	4.889%	4.484%	724	67.44%	70.87%	19.64%
5.001 - 5.500	48	16,469,897	23.07	5.397	4.992	720	66.63	75.55	20.44
5.501 - 6.000	112	39,454,779	55.26	5.828	5.423	706	68.59	78.82	6.24
6.001 - 6.500	48	12,409,541	17.38	6.207	5.757	698	73.24	87.37	5.75
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

As of the Cut-off Date, the weighted average mortgage rate of the Group 3 Loans was approximately 5.754% per annum.

Next Adjustment Date

Next Adjustment Date	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
March 1, 2010	7	$ 2,105,046	2.95%	5.841%	5.436%	668	70.84%	85.79%	4.58%
April 1, 2010	95	32,714,396	45.82	5.671	5.249	715	69.05	80.24	12.71
May 1, 2010	110	35,420,575	49.61	5.834	5.429	705	68.71	78.03	8.16
June 1, 2010	5	1,156,400	1.62	5.502	5.097	721	66.73	74.53	0.00
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 3 Loans was approximately 58 months.

Gross Margin

Gross Margin (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
2.001 - 2.250	9	$ 1,861,121	2.61%	5.667%	5.262%	732	71.17%	76.61%	49.49%
2.751 - 3.000	61	20,511,412	28.73	5.634	5.229	753	69.95	81.19	10.85
3.001 - 3.250	24	8,104,240	11.35	5.655	5.250	710	69.42	78.93	10.28
3.251 - 3.500	54	17,693,100	24.78	5.791	5.355	714	68.57	81.38	8.52
3.501 - 3.750	56	18,831,750	26.38	5.847	5.442	660	67.49	74.18	8.80
3.751 - 4.000	6	2,689,200	3.77	6.069	5.664	671	68.93	86.79	0.00
4.751 - 5.000	7	1,705,592	2.39	5.858	5.453	685	69.98	80.80	0.00
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

As of the Cut-off Date, the weighted average Gross Margin of the Group 3 Loans was approximately 3.379% per annum.

Maximum Mortgage Rate

Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
10.001 - 10.500	2	$ 1,047,500	1.47%	5.435%	5.030%	736	66.69%	68.09%	51.79%
10.501 - 11.000	10	3,282,170	4.60	4.964	4.559	719	68.28	72.15	18.32
11.001 - 11.500	47	15,714,897	22.01	5.411	5.006	720	66.79	76.04	17.97
11.501 - 12.000	111	39,234,809	54.95	5.827	5.422	707	68.52	78.76	6.27
12.001 or more	47	12,117,041	16.97	6.205	5.755	695	73.19	87.67	5.89
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 3 Loans was approximately 11.732% per annum.

Original Interest Only Term

Original Interest Only Term (months)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
0	3	$ 1,001,081	1.40%	5.644%	5.239%	748	73.99%	83.93%	0.00%
60	213	70,139,335	98.24	5.758	5.345	708	68.85	79.21	10.18
120	1	256,000	0.36	5.250	4.845	689	60.66	60.66	0.00
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

Initial Rate Cap

First Adjustment Cap (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
1.000	1	$ 96,876	0.14%	5.875%	5.470%	757	75.00%	95.00%	0.00%
2.000	1	542,500	0.76	5.375	4.970	703	70.00	72.71	100.00
3.000	210	69,230,445	96.97	5.757	5.344	708	68.87	79.43	9.53
5.000	3	1,017,470	1.43	5.824	5.419	752	70.19	72.35	0.00
6.000	2	509,125	0.71	5.561	5.156	731	67.79	67.79	0.00
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

Subsequent Rate Cap

Subsequent Rate Cap (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
1.000	216	$ 71,176,446	99.69%	5.753%	5.341%	709	68.86%	79.18%	10.04%
2.000	1	219,970	0.31	6.000	5.595	651	79.99	89.99	0.00
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

Original Loan-to-Value Ratios

Original LTV (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
50.00 or less	6	$ 2,369,600	3.32%	5.624%	5.219%	682	41.26%	42.75%	0.00%
50.01 - 55.00	4	1,833,000	2.57	5.593	5.188	673	52.82	59.34	0.00
55.01 - 60.00	7	1,841,100	2.58	5.629	5.224	670	56.89	56.89	0.00
60.01 - 65.00	21	7,385,895	10.34	5.580	5.175	711	63.83	68.09	13.86
65.01 - 70.00	139	48,170,469	67.47	5.760	5.355	710	69.89	82.22	11.12
70.01 - 75.00	11	2,148,751	3.01	5.931	5.526	730	73.78	84.67	13.50
75.01 - 80.00	25	6,445,868	9.03	5.894	5.489	709	79.86	91.06	7.36
80.01 - 85.00	1	300,000	0.42	5.875	5.470	792	84.04	84.04	0.00
85.01 - 90.00	2	546,527	0.77	6.321	5.505	728	90.00	90.00	0.00
90.01 - 95.00	1	355,205	0.50	6.375	5.050	775	95.00	95.00	0.00
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

The minimum and maximum loan-to-value ratios of the Group 3 Loans at origination were approximately 32.32% and 95.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 3 Loans at origination was approximately 68.90%.

Occupancy Types

Occupancy types	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Investor	102	$ 30,749,526	43.07%	5.723%	5.318%	723	69.27%	76.27%	7.69%
Primary	101	35,530,040	49.76	5.806	5.385	696	68.62	82.40	12.36
Secondary	14	5,116,850	7.17	5.583	5.178	709	68.56	74.77	7.62
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

Occupancy type is based on the representation of the borrower at the time of origination.

Mortgage Loan Program and Documentation Type

Mortgage Loan Program and Documentation Type	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Express No Doc	3	$ 837,200	1.17%	5.632%	5.227%	746	65.85%	65.85%	0.00%
Express No Doc Verified Assets	2	267,600	0.37	5.928	5.523	728	59.81	59.81	0.00
Express Non-Verified Assets	4	1,276,950	1.79	5.882	5.477	758	71.15	71.15	0.00
Express Verified Assets	10	2,167,425	3.04	5.867	5.312	739	67.82	71.83	0.00
Full	22	7,143,350	10.01	5.599	5.194	711	69.90	84.71	100.00
FISA	2	933,800	1.31	5.395	4.990	784	70.00	84.21	0.00
Stated	166	56,143,391	78.64	5.771	5.362	704	68.74	79.11	0.00
SISA	8	2,626,700	3.68	5.812	5.407	703	70.89	80.87	0.00
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

See “—Underwriting Standards” below for a detailed description of the Seller’s loan programs and documentation requirements.

Credit Grade Category

Credit Quality	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
A(1)	64	$ 22,742,582	31.85%	5.860%	5.455%	655	66.53%	74.28%	7.28%
A+(1)	142	46,212,529	64.73	5.694	5.284	733	70.15	82.14	11.87
Progressive Express I(2)	10	2,328,705	3.26	5.891	5.345	752	67.61	70.40	0.00
Progressive Express II(2)	1	112,600	0.16	6.000	5.595	635	58.46	58.46	0.00
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

_________________

(1) All of these Group 3 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+ and A correspond to Progressive Series I+, and I and II, respectively.

(2) These Group 3 Loans were originated under the Seller’s Progressive Express™ Program. The underwriting for these Group 3 Loans is generally based on the borrower’s “Credit Score” score and therefore these Group 3 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi™ Program has been placed in either Progressive Express™ Program II.

See “—Underwriting Standards” below for a description of the Seller’s risk categories.

Property Types

Mortgage Properties	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Townhouse	1	$ 280,000	0.39%	6.125%	5.720%	716	70.00%	90.00%	0.00%
Condominium	35	10,445,928	14.63	5.810	5.405	708	69.67	81.10	16.46
PUD	39	13,198,460	18.49	5.771	5.324	711	69.28	76.98	8.31
Single Family	107	32,793,865	45.93	5.738	5.333	702	69.08	81.75	9.47
Two- to Four Family	35	14,678,163	20.56	5.729	5.324	722	67.57	74.00	8.32
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

Geographic Distribution of Mortgaged Properties

Geographical Distribution (Top 5)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
California	134	$ 51,995,538	72.83%	5.755%	5.346%	708	68.19%	78.46%	9.93%
Florida	35	7,976,285	11.17	5.782	5.336	712	72.41	82.68	9.93
Arizona	12	2,650,490	3.71	5.809	5.404	715	68.87	86.20	8.24
New York	3	1,918,506	2.69	5.212	4.807	749	66.21	71.40	0.00
Nevada	5	1,529,150	2.14	5.584	5.179	679	69.13	75.86	25.50
Other	28	5,326,447	7.46	5.919	5.514	704	71.46	81.68	10.87
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

No more than approximately 2.39% of the Group 3 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

Debt-to-Income Ratio

Debt-to-Income Ratio	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
<= 0.00	44	$ 14,453,050	20.24%	5.793%	5.388%	716	67.43%	76.73%	10.70%
0.01 - 5.00	4	713,625	1.00	6.114	5.251	724	84.61	87.70	0.00
5.01 - 10.00	1	425,000	0.60	5.625	5.220	722	68.00	68.00	0.00
10.01 - 15.00	1	663,506	0.93	5.375	4.970	781	70.00	85.00	0.00
15.01 - 20.00	3	719,050	1.01	5.517	5.112	760	69.38	79.39	59.94
20.01 - 25.00	4	1,167,125	1.63	5.570	5.165	727	71.03	79.90	0.00
25.01 - 30.00	20	6,645,047	9.31	5.723	5.318	715	67.68	76.68	0.00
30.01 - 35.00	20	5,073,820	7.11	5.652	5.247	700	67.36	76.27	1.90
35.01 - 40.00	40	14,860,199	20.81	5.742	5.337	708	68.36	77.21	2.87
40.01 - 45.00	26	8,504,673	11.91	5.796	5.391	704	70.23	84.51	4.57
45.01 - 50.00	40	13,162,405	18.44	5.849	5.427	707	70.63	84.89	18.42
50.01 - 55.00	14	5,008,915	7.02	5.589	5.184	676	68.18	73.55	36.51
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

As of the Cut-off Date, the non-zero weighted average debt-to-income ratio of the Group 3 Loans was approximately 38.83% per annum.

Original Prepayment Penalty

Original Prepayment Penalty Term (months)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
6	1	$ 126,000	0.18%	6.250%	5.845%	719	70.00%	95.00%	0.00%
7	1	253,125	0.35	5.875	5.470	773	75.00	75.00	0.00
12	89	32,490,784	45.51	5.676	5.264	716	67.79	77.53	6.98
24	33	11,745,300	16.45	5.727	5.294	717	69.24	80.79	12.15
36	61	16,026,807	22.45	5.861	5.456	692	69.57	79.16	17.09
60	32	10,754,400	15.06	5.852	5.447	702	70.71	82.56	6.60
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

Months Remaining to Scheduled Maturity

Months Remaining to Maturity	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
356 - 360	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 3 Loans was approximately 358 months.

Credit Scores

Credit Scores	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
601 - 620	1	$ 980,000	1.37%	5.990%	5.585%	620	70.00%	90.00%	0.00%
621 - 640	10	3,875,700	5.43	5.801	5.396	631	69.67	70.09	9.24
641 - 660	25	7,393,720	10.36	5.864	5.459	652	66.68	77.63	7.57
661 - 680	29	10,605,762	14.85	5.869	5.464	668	64.88	71.85	6.96
681 - 700	27	8,467,128	11.86	5.780	5.375	692	67.68	81.64	16.65
701 - 720	34	11,368,420	15.92	5.679	5.274	710	69.72	79.36	12.10
721 - 740	25	7,650,880	10.72	5.630	5.225	730	70.57	84.56	9.18
741 - 760	27	9,259,479	12.97	5.751	5.322	750	71.10	80.72	9.66
761 or more	39	11,795,327	16.52	5.684	5.251	777	70.82	82.39	9.36
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

As of the Cut-off Date, the weighted average credit score of the Group 3 Loans for which credit scores are available was approximately 709.

Range of Months to Roll

Range of Months to Roll	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
49 - 60	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

As of the Cut-off Date, the weighted average months to roll of the Group 3 Loans was approximately 58 months.

Amortization Type

Amortization Type	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Interest Only	214	$ 70,395,335	98.60%	5.756%	5.343%	708	68.82%	79.15%	10.15%
Fully Amortizing	3	1,001,081	1.40	5.644	5.239	748	73.99	83.93	0.00
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

Loan Purposes

Loan Purpose	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Purchase	110	$ 33,814,971	47.36%	5.796%	5.375%	729	71.61%	86.97%	8.91%
Cash Out Refinance	91	31,913,145	44.70	5.728	5.323	691	66.60	71.98	9.86
Rate/Term Refinance	16	5,668,300	7.94	5.648	5.243	687	65.61	73.62	17.36
Total:	217	$ 71,396,416	100.00%	5.754%	5.341%	709	68.90%	79.21%	10.01%

In general, in the case of a mortgage loan made for “rate and term” refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 4

The Group 4 Loans had an aggregate principal balance as of the Cut-off Date of approximately $13,572,300, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 4 Loans are secured by first liens on the related mortgaged property.

The average principal balance of the Group 4 Loans at origination was approximately $377,156.94. No Group 4 Loan had a principal balance at origination of greater than approximately $1,100,000 or less than approximately $96,150. The average principal balance of the Group 4 Loans as of the Cut-off Date was approximately $377,008. No Group 4 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,100,000 or less than approximately $96,150.

As of the Cut-off Date, the Group 4 Loans had mortgage rates ranging from approximately 4.875% per annum to approximately 6.000% per annum and the weighted average mortgage rate was approximately 5.559% per annum. The weighted average remaining term to stated maturity of the Group 4 Loans was approximately 358 months as of the Cut-off Date. None of the Group 4 Loans will have a first Due Date prior to February 1, 2005, or after June 1, 2005, or will have a remaining term to maturity of less than 355 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group 4 Loan is May 1, 2035.

Approximately 74.22%, 4.68% and 11.42% of the Group 4 Loans have initial interest only periods of five, seven and ten years, respectively.

The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 4 Loans was approximately 76.46%. No loan-to-value ratio at origination of any Group 4 Loan was greater than approximately 86.66% or less than approximately 62%.

None of the Group 4 Loans are buydown mortgage loans.

None of the Group 4 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

Substantially all of the Group 4 Loans will not have reached their first adjustment date as of the Closing Date.

None of the Group 4 Loans provide for prepayment charges.

Approximately 6.84% of the Group 4 Loans are covered by a Primary Insurance Policy. None of the Group 4 Loans are covered by the PMI Insurer Policy.

With respect to substantially all of the Group 4 Loans, the minimum mortgage rate is equal to the gross margin.

Set forth below is a description of certain additional characteristics of the Group 4 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 4 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

Indices

Index for Loans	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
One-Year LIBOR	24	$ 8,937,517	65.85%	5.452%	5.047%	721	78.35%	84.79%	38.83%
Six-Month LIBOR	12	4,634,783	34.15	5.766	5.361	723	72.83	80.23	23.73
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

Principal Balances as of Origination

Principal Balances as of Origination ($)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
$50,000.01-$100,000.00	1	$ 96,150	0.71%	5.375%	4.970%	682	74.98%	100.00%	100.00%
$100,000.01-$150,000.00	3	354,750	2.61	5.367	4.962	759	74.74	85.69	0.00
$150,000.01-$200,000.00	8	1,385,989	10.21	5.773	5.368	694	74.92	86.25	26.62
$200,000.01-$250,000.00	1	229,500	1.69	5.375	4.970	701	75.00	85.79	0.00
$250,000.01-$300,000.00	4	1,108,789	8.17	5.540	5.135	727	79.05	95.12	51.52
$300,000.01-$359,699.00	2	699,650	5.15	5.371	4.966	777	79.96	85.14	0.00
$359,699.01-$600,000.00	11	4,951,000	36.48	5.661	5.256	718	73.77	78.46	8.73
$600,000.01-$800,000.00	4	2,653,971	19.55	5.448	5.043	705	79.73	85.46	75.43
$800,000.01-$1,000,000.00	1	992,500	7.31	5.125	4.720	732	79.71	79.71	0.00
$1,000,000.01-$1,250,000.00	1	1,100,000	8.10	5.750	5.345	759	75.86	82.75	100.00
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

As of origination, the average principal balance of the Group 4 Loans was approximately $377,156.94.

Principal Balances as of the Cut-off Date

Current Principal Balances ($)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
$50,000.01 - $100,000.00	1	$ 96,150	0.71%	5.375%	4.970%	682	74.98%	100.00%	100.00%
$100,000.01 - $150,000.00	3	354,750	2.61	5.367	4.962	759	74.74	85.69	0.00
$150,000.01 - $200,000.00	8	1,385,989	10.21	5.773	5.368	694	74.92	86.25	26.62
$200,000.01 - $250,000.00	1	229,500	1.69	5.375	4.970	701	75.00	85.79	0.00
$250,000.01 - $300,000.00	4	1,108,789	8.17	5.540	5.135	727	79.05	95.12	51.52
$300,000.01 - $359,699.00	2	699,650	5.15	5.371	4.966	777	79.96	85.14	0.00
$359,699.01 - $600,000.00	11	4,951,000	36.48	5.661	5.256	718	73.77	78.46	8.73
$600,000.01 - $800,000.00	4	2,653,971	19.55	5.448	5.043	705	79.73	85.46	75.43
$800,000.01 - $1,000,000.00	1	992,500	7.31	5.125	4.720	732	79.71	79.71	0.00
$1,000,000.01 - $1,250,000.00	1	1,100,000	8.10	5.750	5.345	759	75.86	82.75	100.00
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

As of the Cut-off Date, the average current principal balance of the Group 4 Loans was approximately $377,008.32.

Mortgage Rates

Mortgage Rates (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
4.501% - 5.000%	1	$ 635,000	4.68%	4.875%	4.470%	763	72.57%	72.57%	100.00%
5.001% - 5.500%	15	5,141,639	37.88	5.261	4.856	754	79.20	86.90	15.69
5.501% - 6.000%	20	7,795,660	57.44	5.812	5.407	697	74.98	81.68	40.13
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

As of the Cut-off Date, the weighted average mortgage rate of the Group 4 Loans was approximately 5.559% per annum.

Next Adjustment Date

Next Adjustment Date	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
2010-01-01	1	$ 364,000	2.68%	5.750%	5.345%	666	70.00%	70.00%	0.00%
2010-02-01	1	716,971	5.28	5.750	5.345	681	80.00	80.00	100.00
2010-03-01	12	5,013,350	36.94	5.472	5.067	715	78.68	84.35	21.58
2010-04-01	16	4,711,978	34.72	5.513	5.108	735	76.47	86.99	35.47
2010-05-01	6	2,766,000	20.38	5.722	5.317	729	72.36	77.39	39.77
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 4 Loans was approximately 58 months.

Gross Margin

Gross Margin (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
2.001% - 2.250%	21	$ 8,574,310	63.18%	5.508%	5.103%	733	77.79%	83.40%	34.01%
2.501% - 2.750%	2	764,500	5.63	4.960	4.555	760	72.13	77.22	83.06
2.751% - 3.000%	1	278,600	2.05	5.875	5.470	731	81.46	99.15	0.00
3.001% - 3.250%	8	2,504,389	18.45	5.808	5.403	688	77.30	90.26	40.69
3.251% - 3.500%	1	229,500	1.69	5.375	4.970	701	75.00	85.79	0.00
3.501% - 3.750%	2	857,000	6.31	5.750	5.345	699	66.12	66.12	0.00
3.751% - 4.000%	1	364,000	2.68	5.750	5.345	666	70.00	70.00	0.00
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

As of the Cut-off Date, the weighted average Gross Margin of the Group 4 Loans was approximately 2.638% per annum.

Maximum Mortgage Rate

Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
9.501% - 10.000%	1	$ 635,000	4.68%	4.875%	4.470%	763	72.57%	72.57%	100.00%
10.001% - 10.500%	12	4,442,639	32.73	5.233	4.828	756	79.62	87.10	18.16
10.501% - 11.000%	12	4,014,560	29.58	5.802	5.397	675	77.53	83.59	50.53
11.001% - 11.500%	3	699,000	5.15	5.436	5.031	742	76.51	85.61	0.00
11.501% - 12.000%	8	3,781,100	27.86	5.822	5.417	720	72.26	79.66	29.09
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 4 Loans was approximately 10.889% per annum.

Original Interest Only Term

Original Interest Only Term (months)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
0	4	$ 1,314,150	9.68%	5.624%	5.219%	688	78.82%	78.82%	54.56%
60	29	10,073,150	74.22	5.559	5.154	719	76.53	84.90	21.03
84	1	635,000	4.68	4.875	4.470	763	72.57	72.57	100.00
120	2	1,550,000	11.42	5.786	5.381	749	75.61	80.50	70.97
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

Initial Rate Cap

Initial Rate Cap (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
2.000%	1	$ 183,606	1.35%	5.625%	5.220%	671	80.00%	80.00%	0.00%
3.000%	10	3,188,989	23.50	5.699	5.294	710	72.19	80.58	0.00
5.000%	23	8,649,705	63.73	5.466	5.061	722	78.11	84.77	40.12
6.000%	2	1,550,000	11.42	5.786	5.381	749	75.61	80.50	70.97
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

Subsequent Rate Cap

Subsequent Rate Cap (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
1.000	29	$ 11,357,694	83.68%	5.504%	5.099%	734	76.27%	82.86%	31.27%
2.000	7	2,214,606	16.32	5.841	5.436	656	77.45	85.13	46.01
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

Original Loan-to-Value Ratios

Original Loan-to-Value Ratios (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
60.01% - 65.00%	2	$ 620,000	4.57%	5.781%	5.376%	691	62.63%	62.63%	0.00%
65.01% - 70.00%	7	2,268,683	16.72	5.845	5.440	690	69.78	78.31	0.00
70.01% - 75.00%	7	1,997,400	14.72	5.432	5.027	725	74.21	82.73	60.91
75.01% - 80.00%	18	7,757,617	57.16	5.443	5.038	739	79.07	84.47	34.85
80.01% - 85.00%	1	278,600	2.05	5.875	5.470	731	81.46	99.15	0.00
85.01% - 90.00%	1	650,000	4.79	6.000	5.595	644	86.66	100.00	100.00
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

The minimum and maximum loan-to-value ratios of the Group 4 Loans at origination were approximately 62.00% and 86.66%, respectively, and the weighted average of the loan-to-value ratios of the Group 4 Loans at origination was approximately 76.46%.

Occupancy Types

Occupancy Type	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Investor	6	$ 1,450,550	10.69%	5.736%	5.331%	712	70.22%	73.15%	0.00%
Primary	27	11,148,177	82.14	5.520	5.115	724	77.61	84.46	41.00
Secondary	3	973,573	7.17	5.747	5.342	707	72.65	84.16	0.00
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

Occupancy type is based on the representation of the borrower at the time of origination.

Mortgage Loan Program and Documentation Type

Document Type	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Express No Doc	2	$ 605,000	4.46%	5.875%	5.470%	709	71.67%	71.67%	0.00%
Express Non Verified Assets	4	1,506,333	11.10	5.387	4.982	776	78.95	85.02	0.00
Express Verified Assets	8	3,182,439	23.45	5.356	4.951	722	75.89	77.94	0.00
Full	10	4,570,421	33.67	5.580	5.175	720	78.28	88.42	100.00
Stated	12	3,708,106	27.32	5.727	5.322	703	74.49	82.54	0.00
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

See “—Underwriting Standards” below for a detailed description of the Seller’s loan programs and documentation requirements.

Credit Grade Category

Credit Quality	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
A	9	$ 2,733,289	20.14%	5.831%	5.426%	661	76.03%	82.26%	37.28%
A+	25	9,982,011	73.55	5.469	5.064	740	77.47	84.97	35.58
Progressive Express I	2	857,000	6.31	5.750	5.345	699	66.12	66.12	0.00
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

_________________

(1) All of these Group 4 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+ and A, correspond to Progressive Series I+, and I and II, respectively.

(2) These Group 4 Loans were originated under the Seller’s Progressive Express™ Program. The underwriting for these Group 4 Loans is generally based on the borrower’s “Credit Score” score and therefore these Group 4 Loans do not correspond to the alphabetical risk categories listed above.

See “—Underwriting Standards” below for a description of the Seller’s risk categories.

Property Types

Mortgage Properties	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Condominium	9	$ 3,454,556	25.45%	5.457%	5.052%	739	74.44%	83.07%	26.45%
PUD	11	3,783,923	27.88	5.337	4.932	724	78.46	86.56	26.79
Single Family	16	6,333,821	46.67	5.748	5.343	711	76.37	81.34	41.73
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

Geographic Distribution of Mortgaged Properties

State	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
California	11	$ 5,430,421	40.01%	5.544%	5.139%	739	76.34%	81.69%	50.29%
Georgia	12	3,916,489	28.86	5.317	4.912	729	78.89	86.38	25.45
Maryland	3	1,135,600	8.37	5.781	5.376	707	69.88	74.22	0.00
Pennsylvania	1	650,000	4.79	6.000	5.595	644	86.66	100.00	100.00
Alabama	1	560,000	4.13	6.000	5.595	706	70.00	90.00	0.00
Other	8	1,879,789	13.85	5.689	5.284	696	74.14	78.77	10.27
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

No more than approximately 12.12% of the Group 4 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

Debt-to-Income Ratio

Debt-to-Income Ratio	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
<= 0.00	16	$ 6,907,171	50.89%	5.570%	5.165%	706	76.83%	80.78%	26.04%
0.01 - 5.00	2	360,139	2.65	5.230	4.825	720	78.59	78.59	0.00
25.01 - 30.00	1	364,000	2.68	5.750	5.345	666	70.00	70.00	0.00
30.01 - 35.00	2	436,150	3.21	5.472	5.067	749	78.89	84.41	22.05
35.01 - 40.00	5	1,666,706	12.28	5.329	4.924	747	76.64	81.92	38.10
40.01 - 45.00	4	1,237,833	9.12	5.432	5.027	770	77.34	88.16	0.00
45.01 - 50.00	6	2,600,300	19.16	5.773	5.368	727	75.15	90.54	78.46
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

As of the Cut-off Date, the non-zero weighted average debt-to-income ratio of the Group 4 Loans was approximately 39.68% per annum.

Months Remaining to Scheduled Maturity

Months Remaining to Maturity	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
351 - 355	1	$ 364,000	2.68%	5.750%	5.345%	666	70.00%	70.00%	0.00%
356 - 360	35	13,208,300	97.32	5.554	5.149	723	76.64	83.60	34.60
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 4 Loans was approximately 358 months.

Credit Scores

Credit Scores	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
641 - 660	4	$ 1,516,000	11.17%	5.915%	5.510%	649	78.60%	89.83%	67.22%
661 - 680	4	1,062,606	7.83	5.704	5.299	671	73.24	73.24	0.00
681 - 700	4	1,670,121	12.31	5.728	5.323	690	72.59	74.03	48.69
701 - 720	8	2,302,873	16.97	5.725	5.320	706	74.48	85.44	12.70
721 - 740	4	2,373,100	17.48	5.355	4.950	731	78.97	83.79	0.00
741 - 760	2	1,229,500	9.06	5.711	5.306	758	75.24	84.57	89.47
761 or more	10	3,418,100	25.18	5.249	4.844	775	78.44	85.56	39.37
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

As of the Cut-off Date, the weighted average credit score of the Group 4 Loans for which credit scores are available was approximately 722.

Range of Months to Roll

Range of Months to Roll	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
49 - 60	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

As of the Cut-off Date, the weighted average months to roll of the Group 4 Loans was approximately 58 months.

Amortization Type

Amortization Type	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Interest Only	32	$ 12,258,150	90.32%	5.552%	5.147%	725	76.21%	83.71%	31.44%
Fully Amortizing	4	1,314,150	9.68	5.624	5.219	688	78.82	78.82	54.56
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

Loan Purposes

Loan Purpose	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Purchase	18	$ 5,544,900	40.85%	5.507%	5.102%	723	78.48%	87.99%	54.80%
Cash Out Refinance	13	6,180,800	45.54	5.671	5.266	716	73.71	77.15	17.80
Rate/Term Refinance	5	1,846,600	13.61	5.344	4.939	736	79.61	89.32	23.39
Total:	36	$ 13,572,300	100.00%	5.559%	5.154%	722	76.46%	83.23%	33.67%

In general, in the case of a mortgage loan made for “rate and term” refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 5

The Group 5 Loans had an aggregate principal balance as of the Cut-off Date of approximately $499,586,328, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 5 Loans are secured by first liens on the related mortgaged property.

The average principal balance of the Group 5 Loans at origination was approximately $280,292. No Group 5 Loan had a principal balance at origination of greater than approximately $2,000,000 or less than approximately $59,500. The average principal balance of the Group 5 Loans as of the Cut-off Date was approximately $280,194. No Group 5 Loan had a principal balance as of the Cut-off Date of greater than approximately $2,000,000 or less than approximately $59,397.

As of the Cut-off Date, the Group 5 Loans had mortgage rates ranging from approximately 3.990% per annum to approximately 11.875% per annum and the weighted average mortgage rate was approximately 6.194% per annum. The weighted average remaining term to stated maturity of the Group 5 Loans was approximately 358 months as of the Cut-off Date. None of the Group 5 Loans will have a first Due Date prior to March 1, 2002, or after July 1, 2005, or will have a remaining term to maturity of less than 320 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 5 Loan is June 1, 2035.

Approximately 0.03%, 0.65%, 84.95%, 0.17% and 6.03% of the Group 5 Loans have initial interest only periods of two, three, five, seven and ten years, respectively.

The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 5 Loans was approximately 76.13%. No loan-to-value ratio at origination of any Group 5 Loan was greater than approximately 100.00% or less than approximately 9.37%.

None of the Group 5 Loans are buydown mortgage loans.

None of the Group 5 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

Substantially all of the Group 5 Loans will not have reached their first adjustment date as of the Closing Date.

Approximately 78.11% of the Group 5 Loans provide for prepayment charges.

Approximately 1.97% and .13% of the Group 5 Loans are covered by a Primary Insurance Policy and the PMI Insurer Policy, respectively.

With respect to substantially all of the Group 5 Loans, the minimum mortgage rate is equal to the gross margin.

Set forth below is a description of certain additional characteristics of the Group 5 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 5 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

Indices

Index for Loans	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
1 MO LIBOR	3	$ 1,304,500	0.26%	6.489%	5.930%	673	72.05%	75.68%	0.00%
1 YR LIBOR	180	54,005,883	10.81	5.943	5.529	692	76.09	91.55	7.54
6 MO LIBOR	1,600	444,275,946	88.93	6.224	5.769	689	76.15	91.14	14.14
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

Principal Balances as of Origination

Principal Balance as of Origination ($)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
$50,000.01 - $100,000.00	100	$ 8,696,601	1.74%	6.528%	6.123%	686	72.81%	89.92%	19.42%
$100,000.01 - $150,000.00	244	30,943,577	6.19	6.391	5.924	679	76.25	93.04	28.66
$150,000.01 - $200,000.00	293	51,270,422	10.26	6.296	5.820	686	76.68	91.56	17.83
$200,000.01 - $250,000.00	287	64,669,491	12.94	6.180	5.713	687	76.08	92.59	17.39
$250,000.01 - $300,000.00	214	58,523,495	11.71	6.241	5.815	685	77.24	93.25	9.35
$300,000.01 - $359,699.00	215	70,614,601	14.13	6.199	5.759	691	77.28	92.15	8.35
$359,699.01 - $600,000.00	354	158,221,819	31.67	6.143	5.682	693	76.84	90.86	11.85
$600,000.01 - $800,000.00	61	40,530,039	8.11	6.070	5.647	689	71.71	88.96	4.75
$800,000.01 - $1,000,000.00	10	8,953,630	1.79	5.949	5.544	682	74.83	83.51	9.43
$1,000,000.01 - $1,250,000.00	2	2,168,903	0.43	5.871	5.466	691	69.84	69.84	48.41
$1,250,000.01 - $1,500,000.00	1	1,400,000	0.28	6.875	6.470	784	68.30	68.30	0.00
$1,500,000.01 - $1,750,000.00	1	1,593,750	0.32	6.125	5.720	748	75.00	75.00	0.00
$1,750,000.01 - $2,000,000.00	1	2,000,000	0.40	5.625	5.220	647	55.55	65.72	100.00
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

As of origination, the average principal balance of the Group 5 Loans was approximately $280,291.68.

Principal Balances as of the Cut-off Date

Current Principal Balances ($)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
$50,000.01 - $100,000.00	101	$ 8,796,379	1.76%	6.518%	6.113%	686	72.78%	89.92%	19.20%
$100,000.01 - $150,000.00	243	30,843,800	6.17	6.394	5.927	679	76.27	93.04	28.76
$150,000.01 - $200,000.00	293	51,270,422	10.26	6.296	5.820	686	76.68	91.56	17.83
$200,000.01 - $250,000.00	287	64,669,491	12.94	6.180	5.713	687	76.08	92.59	17.39
$250,000.01 - $300,000.00	214	58,523,495	11.71	6.241	5.815	685	77.24	93.25	9.35
$300,000.01 - $359,699.00	215	70,614,601	14.13	6.199	5.759	691	77.28	92.15	8.35
$359,699.01 - $600,000.00	354	158,221,819	31.67	6.143	5.682	693	76.84	90.86	11.85
$600,000.01 - $800,000.00	61	40,530,039	8.11	6.070	5.647	689	71.71	88.96	4.75
$800,000.01 - $1,000,000.00	10	8,953,630	1.79	5.949	5.544	682	74.83	83.51	9.43
$1,000,000.01 - $1,250,000.00	2	2,168,903	0.43	5.871	5.466	691	69.84	69.84	48.41
$1,250,000.01 - $1,500,000.00	1	1,400,000	0.28	6.875	6.470	784	68.30	68.30	0.00
$1,500,000.01 - $1,750,000.00	1	1,593,750	0.32	6.125	5.720	748	75.00	75.00	0.00
$1,750,000.01 - $2,000,000.00	1	2,000,000	0.40	5.625	5.220	647	55.55	65.72	100.00
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

As of the Cut-off Date, the average current principal balance of the Group 5 Loans was approximately $280,194.24.

Mortgage Rates

Range of Mortgage Rates (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
3.501% - 4.000%	1	$ 179,000	0.04%	3.990%	3.585%	650	74.90%	100.00%	100.00%
4.001% - 4.500%	8	2,837,894	0.57	4.358	3.953	707	77.39	91.27	14.98
4.501% - 5.000%	58	17,717,453	3.55	4.886	4.481	712	72.97	87.21	13.22
5.001% - 5.500%	232	71,830,660	14.38	5.362	4.950	697	72.67	89.15	12.08
5.501% - 6.000%	451	133,131,174	26.65	5.823	5.394	694	75.29	91.03	19.11
6.001% - 6.500%	518	144,688,851	28.96	6.305	5.862	685	76.45	91.73	12.24
6.501% - 7.000%	325	83,222,206	16.66	6.783	6.303	681	77.68	91.45	10.69
7.001% - 7.500%	93	20,911,901	4.19	7.298	6.825	682	79.92	93.22	8.72
7.501% - 8.000%	57	14,675,928	2.94	7.796	7.268	675	81.15	94.11	6.06
8.001% - 8.500%	19	5,156,971	1.03	8.358	7.697	658	82.77	94.50	9.95
8.501% - 9.000%	14	3,881,881	0.78	8.673	7.921	696	83.27	93.88	0.00
9.001% - 9.500%	1	175,750	0.04	9.250	6.935	691	95.00	95.00	0.00
9.501% or more	6	1,176,658	0.24	10.506	9.081	697	93.21	93.21	0.00
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

As of the Cut-off Date, the weighted average mortgage rate of the Group 5 Loans was approximately 6.194% per annum.

Next Adjustment Date

Next Adjustment Date	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
2005-07-01	4	$ 1,642,489	0.33%	5.537%	5.010%	671	73.15%	73.15%	0.00%
2005-08-01	7	2,000,036	0.40	6.164	5.759	667	81.73	87.08	25.85
2005-09-01	12	3,404,288	0.68	5.714	5.088	676	78.29	87.65	6.79
2005-10-01	117	37,653,533	7.54	5.874	5.464	697	77.42	91.10	3.41
2005-11-01	103	32,654,945	6.54	5.879	5.378	698	75.63	93.63	3.79
2005-12-01	4	844,500	0.17	5.831	5.426	707	78.53	87.73	0.00
2006-03-01	6	1,600,341	0.32	5.789	5.384	703	76.08	84.41	0.00
2006-04-01	66	19,560,814	3.92	5.862	5.457	683	74.83	92.65	1.42
2006-05-01	75	23,527,495	4.71	5.907	5.479	695	75.25	91.70	4.32
2006-05-25	1	316,800	0.06	5.750	5.345	752	80.00	100.00	0.00
2006-06-01	1	208,000	0.04	5.875	5.470	629	80.00	95.00	0.00
2006-08-01	1	100,000	0.02	6.625	6.220	636	75.76	75.76	0.00
2006-12-01	1	250,603	0.05	5.990	5.585	616	80.00	100.00	100.00
2007-01-01	1	228,000	0.05	7.250	6.845	721	80.00	100.00	0.00
2007-02-01	11	2,959,435	0.59	6.012	5.376	683	78.39	97.98	0.00
2007-03-01	118	26,364,778	5.28	6.251	5.780	655	77.61	95.48	57.05
2007-03-15	1	141,000	0.03	6.640	6.235	600	78.34	78.34	100.00
2007-04-01	575	155,124,040	31.05	6.253	5.764	685	77.52	92.67	18.33
2007-05-01	391	109,925,944	22.00	6.250	5.828	690	74.36	90.59	7.93
2007-06-01	14	3,063,100	0.61	6.360	5.955	720	73.60	89.88	7.10
2008-02-01	1	615,000	0.12	6.125	5.720	649	64.73	64.73	0.00
2008-03-01	8	1,604,621	0.32	6.456	6.051	676	75.25	95.25	29.56
2008-04-01	73	19,763,979	3.96	6.743	6.298	692	78.72	91.74	8.65
2008-05-01	73	22,255,775	4.45	6.466	6.061	700	73.00	84.00	7.94
2008-06-01	1	364,000	0.07	6.250	5.845	668	80.00	94.95	0.00
2010-02-01	2	856,221	0.17	6.815	6.410	705	81.30	81.30	0.00
2010-03-01	7	3,087,144	0.62	6.798	6.393	707	74.24	79.87	0.00
2010-04-01	44	11,034,400	2.21	6.578	6.173	702	75.95	88.78	4.82
2010-05-01	44	9,934,816	1.99	6.423	6.018	707	74.50	85.36	8.15
2010-06-01	5	908,100	0.18	6.970	6.565	674	73.83	94.62	0.00
2012-03-01	2	746,674	0.15	5.283	4.878	763	77.79	86.58	100.00
2012-04-01	5	3,046,806	0.61	5.415	5.010	732	78.57	84.76	62.69
2012-05-01	6	1,934,650	0.39	5.819	5.414	695	63.28	68.17	0.00
2012-06-01	1	294,000	0.06	5.875	5.470	674	70.00	75.00	0.00
2015-02-01	1	1,050,000	0.21	6.000	5.595	708	75.00	75.00	100.00
2015-03-01	1	520,000	0.10	5.750	5.345	766	80.00	90.00	100.00
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 5 Loans was approximately 22 months.

Gross Margin

Range of Gross Margins (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
2.000% or less	1	$ 238,500	0.05%	6.190%	4.655%	673	90.00%	90.00%	100.00%
2.001% - 2.250%	51	16,628,800	3.33	6.110	5.705	709	77.01	84.92	26.98
2.251% - 2.500%	20	7,867,216	1.57	5.883	5.478	713	79.99	95.96	0.00
2.501% - 2.750%	42	14,193,583	2.84	6.497	6.092	697	79.15	86.34	0.00
2.751% - 3.000%	310	86,781,602	17.37	5.961	5.542	727	75.33	92.36	2.81
3.001% - 3.250%	160	46,285,857	9.26	6.147	5.742	703	75.20	90.86	7.85
3.251% - 3.500%	209	60,684,018	12.15	6.044	5.627	707	73.68	93.08	2.48
3.501% - 3.750%	386	115,345,827	23.09	6.298	5.887	667	73.61	89.02	5.33
3.751% - 4.000%	90	24,837,565	4.97	5.956	5.543	677	75.44	88.93	2.08
4.001% - 4.250%	10	1,791,438	0.36	6.640	6.235	661	77.24	85.28	27.69
4.251% - 4.500%	16	3,384,166	0.68	6.520	6.009	693	80.07	89.21	53.71
4.501% - 4.750%	26	5,766,930	1.15	5.937	5.436	671	81.04	93.81	75.73
4.751% - 5.000%	206	56,962,156	11.40	6.382	5.884	681	80.24	93.16	10.42
5.001% - 5.250%	29	6,778,708	1.36	6.235	5.553	655	81.73	92.40	51.01
5.251% - 5.500%	47	12,951,093	2.59	6.333	5.721	657	80.59	92.74	57.00
5.501% - 5.750%	59	13,024,560	2.61	6.174	5.645	658	77.76	93.29	63.94
5.751% - 6.000%	51	11,973,630	2.40	6.472	5.825	654	77.58	90.75	44.33
6.001% - 6.250%	24	5,882,955	1.18	6.376	5.908	647	78.02	95.39	84.09
6.251% - 6.500%	18	3,179,192	0.64	6.686	5.701	627	80.99	92.85	80.32
6.501% - 6.750%	10	2,014,845	0.40	7.143	6.177	646	82.87	98.08	69.16
6.751% - 7.000%	6	807,446	0.16	7.288	6.494	616	80.45	91.41	81.39
7.001% - 7.250%	9	1,655,840	0.33	7.568	7.163	642	85.46	99.37	70.90
7.251% - 7.500%	2	374,650	0.07	7.663	6.015	637	87.10	92.73	27.33
8.001% - 8.250%	1	175,750	0.04	9.250	6.935	691	95.00	95.00	0.00
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

As of the Cut-off Date, the weighted average Gross Margin of the Group 5 Loans was approximately 3.827% per annum.

Maximum Mortgage Rate

Range of Maximum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
8.000% or less	1	$ 279,414	0.06%	5.750%	5.345%	726	66.67%	66.67%	100.00%
9.501% - 10.000%	6	2,422,681	0.48	5.630	5.142	695	74.66	81.18	46.15
10.001% - 10.500%	13	5,528,837	1.11	4.849	4.444	711	78.86	89.79	31.55
10.501% - 11.000%	69	22,011,123	4.41	5.161	4.756	710	74.42	89.05	8.90
11.001% - 11.500%	256	77,869,881	15.59	5.517	5.099	697	72.84	89.28	9.02
11.501% - 12.000%	479	138,183,189	27.66	5.939	5.499	693	75.65	91.16	18.32
12.001% or more	959	253,291,203	50.70	6.667	6.195	682	77.52	92.05	11.63
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 5 Loans was approximately 12.123% per annum.

Original Interest Only Term

Original Interest Only Term (months)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
0	158	$ 40,778,780	8.16%	6.411%	5.985%	678	76.38%	84.30%	15.49%
24	1	155,661	0.03	6.000	5.595	675	79.89	100.00	0.00
36	13	3,234,085	0.65	6.822	6.417	687	82.44	93.12	0.00
60	1,527	424,419,332	84.95	6.167	5.711	689	75.89	91.99	13.41
84	2	873,000	0.17	5.614	5.209	764	88.16	88.16	100.00
120	82	30,125,470	6.03	6.237	5.821	703	78.11	88.36	9.30
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

Initial Rate Cap

Initial Cap (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
1.000%	240	$ 76,279,827	15.27%	5.878%	5.417%	696	76.63%	91.66%	3.31%
2.000%	167	49,316,622	9.87	5.954	5.538	691	75.70	91.99	2.62
3.000%	1,058	290,589,107	58.17	6.283	5.851	690	75.15	90.43	7.93
5.000%	99	35,077,689	7.02	6.466	6.061	706	79.62	91.22	13.25
6.000%	219	48,323,083	9.67	6.205	5.591	657	79.16	93.69	73.21
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

Subsequent Rate Cap

Subsequent Rate Cap (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
1.000	1,619	$448,830,054	89.84%	6.228%	5.774%	689	76.17%	91.13%	14.00%
2.000	164	50,756,275	10.16	5.893	5.478	690	75.77	91.27	8.02
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

Original Loan-to-Value Ratios

Range of Loan to Value Ratios (%)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
50.00% or less	12	$ 2,327,245	0.47%	5.686%	5.281%	687	31.24%	31.83%	14.05%
50.01% - 55.00%	8	1,520,826	0.30	5.648	5.243	679	52.51	52.51	22.46
55.01% - 60.00%	12	6,384,931	1.28	5.847	5.442	668	57.08	69.47	35.67
60.01% - 65.00%	36	15,411,553	3.08	5.879	5.474	665	63.80	71.32	8.84
65.01% - 70.00%	543	149,782,168	29.98	5.885	5.480	699	69.79	89.96	4.10
70.01% - 75.00%	66	19,306,492	3.86	6.345	5.940	679	73.72	81.97	22.93
75.01% - 80.00%	989	272,781,603	54.60	6.321	5.916	688	79.84	94.96	15.72
80.01% - 85.00%	26	7,592,060	1.52	6.346	5.184	659	84.25	84.34	39.15
85.01% - 90.00%	60	16,660,541	3.33	6.731	5.613	680	89.51	89.51	26.24
90.01% - 95.00%	27	6,775,409	1.36	7.332	6.231	677	94.90	94.90	15.78
95.01% - 100.00%	4	1,043,500	0.21	6.383	5.505	673	99.72	99.72	69.96
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

The minimum and maximum loan-to-value ratios of the Group 5 Loans at origination were approximately 9.37% and 100%, respectively, and the weighted average of the loan-to-value ratios of the Group 5 Loans at origination was approximately 76.13%.

Occupancy Types

Occupancy	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Investor	484	$113,138,280	22.65%	6.256%	5.851%	705	73.31%	85.66%	5.81%
Primary	1,237	372,355,269	74.53	6.167	5.702	683	77.06	92.89	15.99
Secondary	62	14,092,778	2.82	6.409	5.967	710	74.17	89.21	5.45
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

Occupancy type is based on the representation of the borrower at the time of origination.

Mortgage Loan Program and Documentation Type

Document Type	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Alternative	2	$ 500,000	0.10%	5.908%	5.503%	690	80.00%	100.00%	100.00%
Express No Doc	50	16,003,128	3.20	6.553	6.051	695	75.47	78.16	0.00
Express No Doc Verified Assets	10	2,758,766	0.55	7.096	6.275	678	86.19	86.19	0.00
Express Non Verified Assets	82	23,764,404	4.76	6.447	5.880	685	77.77	83.67	0.00
Express Self Employed	1	272,000	0.05	6.375	5.970	732	80.00	80.00	0.00
Express Verified Assets	131	39,064,990	7.82	6.568	6.141	690	78.90	93.08	0.00
Full	277	66,389,551	13.29	6.032	5.491	661	78.16	93.05	100.00
FISA	5	1,416,784	0.28	5.441	5.036	675	81.74	94.35	0.00
No Ratio	11	4,845,232	0.97	6.079	5.674	677	80.38	87.60	0.00
NINA	1	440,000	0.09	5.625	5.220	742	80.00	98.19	0.00
Stated	1,171	332,208,000	66.50	6.151	5.726	694	75.23	91.83	0.00
SISA	42	11,923,473	2.39	6.055	5.650	703	73.27	89.25	0.00
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

See “—Underwriting Standards” below for a detailed description of the Seller’s loan programs and documentation requirements.

Credit Grade Category

Credit Quality	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
A	741	$212,988,247	42.63%	6.248%	5.797%	656	76.24%	90.41%	16.80%
A-	87	17,321,219	3.47	6.411	5.675	608	78.53	88.59	76.85
A+	846	240,115,354	48.06	6.077	5.658	726	75.87	93.02	7.11
B	1	499,537	0.10	6.375	5.970	574	63.30	63.30	100.00
C	1	235,776	0.05	6.250	5.845	554	80.00	80.00	100.00
Progressive Express I(2)	44	11,418,163	2.29	6.573	6.102	728	76.77	86.80	0.00
Progressive Express II(2)	58	15,974,346	3.20	6.671	6.067	653	75.86	80.31	0.00
Progressive Express III(2)	4	708,921	0.14	6.896	6.491	617	79.74	84.47	0.00
Progressive Express IV(2)	1	324,765	0.07	7.625	7.220	590	72.71	72.71	0.00
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

_________________

(1) All of these Group 5 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A- and C correspond to Progressive Series I+, I and II, III and III+ and V, respectively.

(2) These Group 5 Loans were originated under the Seller’s Progressive Express™ Program. The underwriting for these Group 5 Loans is generally based on the borrower’s “Credit Score” score and therefore these Group 5 Loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi™ Program has been placed in either Progressive Express™ Program II or III.

See “—Underwriting Standards” below for a description of the Seller’s risk categories.

Property Types

Property Type	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Townhouse	13	$ 2,799,258	0.56%	6.831%	6.426%	692	77.75%	96.38%	9.15%
Two-Four Family Units Unknown	5	1,629,402	0.33	7.005	6.600	722	82.51	93.54	0.00
Condominium	205	49,160,304	9.84	6.122	5.699	700	75.88	94.55	10.36
PUD	294	89,803,103	17.98	6.136	5.702	690	75.79	91.59	9.30
Single Family	1,095	297,957,150	59.64	6.160	5.690	685	76.67	91.30	16.50
Two- to Four Family	171	58,237,111	11.66	6.468	6.063	700	73.84	86.48	6.89
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

Geographic Distribution of Mortgaged Properties

State	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
California	877	$304,397,753	60.93%	6.047%	5.615%	693	75.44%	90.49%	9.71%
Florida	223	43,649,296	8.74	6.442	5.960	688	75.55	91.10	11.07
Virginia	77	22,363,800	4.48	6.519	5.976	684	79.94	95.50	14.63
Nevada	76	18,115,575	3.63	6.276	5.854	686	77.22	92.46	8.59
Maryland	62	17,035,313	3.41	6.569	6.099	683	78.07	92.97	24.92
Other	468	94,024,592	18.82	6.394	5.917	680	77.18	91.67	24.91
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

No more than approximately .56% of the Group 5 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

Debt-to-Income Ratio

Debt-to-Income Ratio	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
<= 0.00	283	$ 81,324,511	16.28%	6.364%	5.908%	693	75.05%	88.93%	0.00%
0.01 - 5.00	95	28,010,665	5.61	6.495	6.037	688	79.51	87.95	0.00
5.01 - 10.00	3	1,006,890	0.20	6.590	6.185	694	71.69	87.19	51.40
10.01 - 15.00	7	1,531,351	0.31	6.238	5.833	714	74.39	85.98	0.00
15.01 - 20.00	24	4,563,173	0.91	6.225	5.820	713	74.91	86.78	3.33
20.01 - 25.00	47	9,958,387	1.99	6.191	5.786	705	74.35	84.62	0.00
25.01 - 30.00	90	23,908,403	4.79	6.167	5.712	694	74.57	87.69	8.85
30.01 - 35.00	128	37,282,774	7.46	6.084	5.627	693	74.91	87.85	5.04
35.01 - 40.00	263	79,850,234	15.98	6.130	5.657	697	76.15	90.43	10.40
40.01 - 45.00	322	91,515,629	18.32	6.141	5.703	690	76.63	93.82	9.09
45.01 - 50.00	483	129,867,141	25.99	6.165	5.716	679	76.98	94.69	32.74
50.01 - 55.00	36	10,418,249	2.09	5.768	5.363	677	71.21	84.01	29.53
55.01 >=	2	348,921	0.07	7.034	6.629	610	79.47	89.07	0.00
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

As of the Cut-off Date, the non-zero weighted average debt-to-income ratio of the Group 5 Loans was approximately 38.11% per annum.

Original Prepayment Penalty

Original Prepayment Penalty Term (months)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
0	375	$109,340,128	21.89%	6.446%	6.017%	693	76.36%	88.62%	10.08%
6	15	4,426,474	0.89	6.258	5.853	690	71.48	90.09	0.00
7	1	248,920	0.05	6.750	6.345	757	80.00	95.00	0.00
12	316	101,982,875	20.41	5.918	5.487	697	74.88	91.22	6.22
24	787	203,907,254	40.82	6.203	5.731	682	76.54	92.22	21.73
36	231	63,642,859	12.74	6.155	5.696	692	77.72	92.24	8.19
48	1	144,800	0.03	6.000	5.595	703	80.00	80.00	0.00
60	57	15,893,019	3.18	6.255	5.812	695	72.15	90.18	0.00
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

Months Remaining to Scheduled Maturity

Months Remaining to Maturity	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
301 - 330	7	$ 2,040,525	0.41%	5.640%	5.235%	659	82.72%	82.72%	25.33%
341 - 350	2	397,500	0.08	5.315	4.910	700	71.45	86.42	0.00
351 - 355	2	478,603	0.10	6.590	6.185	666	80.00	100.00	52.36
356 - 360	1,772	496,669,700	99.42	6.197	5.746	689	76.10	91.18	13.31
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 5 Loans was approximately 358 months.

Credit Scores

Range of Credit Scores	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
600 or less or Not Available	17	$ 3,932,263	0.79%	6.451%	6.046%	588	71.53%	76.59%	53.54%
601 - 620	84	16,917,657	3.39	6.402	5.657	612	79.84	90.20	75.88
621 - 640	203	55,344,524	11.08	6.312	5.800	631	76.85	87.75	23.71
641 - 660	279	80,230,709	16.06	6.374	5.911	651	76.32	90.65	13.31
661 - 680	288	84,161,752	16.85	6.210	5.778	671	75.19	89.99	9.37
681 - 700	277	79,243,573	15.86	6.173	5.741	690	76.00	93.14	7.13
701 - 720	190	52,076,432	10.42	6.117	5.699	710	77.18	94.17	11.94
721 - 740	144	39,915,403	7.99	5.944	5.529	730	75.21	92.31	6.59
741 - 760	132	35,614,400	7.13	6.148	5.722	750	75.88	92.02	6.74
761 or more	169	52,149,615	10.44	6.014	5.604	777	75.78	91.24	6.42
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

As of the Cut-off Date, the weighted average credit score of the Group 5 Loans for which credit scores are available was approximately 689.

Range of Months to Roll

Range of Months to Roll	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
1 - 12	396	$123,413,242	24.70%	5.874%	5.430%	693	76.16%	91.65%	3.70%
13 - 24	1,113	298,156,900	59.68	6.251	5.788	685	76.33	92.17	17.71
25 - 36	156	44,603,375	8.93	6.582	6.159	694	75.56	87.66	8.86
49 - 60	102	25,820,682	5.17	6.566	6.161	703	75.29	86.36	5.19
73 - 84	14	6,022,130	1.21	5.551	5.146	721	73.14	79.18	44.12
109 - 120	2	1,570,000	0.31	5.917	5.512	727	76.66	79.97	100.00
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

As of the Cut-off Date, the weighted average months to roll of the Group 5 Loans was approximately 22 months.

Amortization Type

Amortization Type	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Interest Only	1,625	$458,807,548	91.84%	6.175%	5.722%	690	76.11%	91.75%	13.20%
Fully Amortizing	158	40,778,780	8.16	6.411	5.985	678	76.38	84.30	15.49
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

Loan Purposes

Loan Purposes	Number of Loans	Principal Balance	% of Pool By Principal Balance	Weighted Average Gross Coupon	Weighted Average Net Coupon	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Combined LTV	% Full Alt Doc
Purchase	1,244	$340,803,409	68.22%	6.216%	5.789%	698	77.04%	95.09%	10.90%
Cash Out Refinance	434	134,039,261	26.83	6.161	5.647	671	73.61	81.04	15.31
Rate/Term Refinance	105	24,743,658	4.95	6.071	5.636	668	77.32	91.60	37.23
Total:	1,783	$499,586,328	100.00%	6.194%	5.744%	689	76.13%	91.15%	13.39%

In general, in the case of a mortgage loan made for “rate and term” refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.